                                                                    Exhibit 10.7
                                                                    ------------




                                LOAN AGREEMENT

                                    BETWEEN

                                 PGP II, L.P.

                                   Borrower

                                      and

                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION

                                    Lender



                          $10,000,000 Converting Loan



                                  Dated as of

                                  May 25, 1995

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
SECTION 1.   CERTAIN DEFINITIONS AND TERMS.....................................1

SECTION 2.   REVOLVING CREDIT FACILITY AND TERM LOAN FACILITY .................8
    2.1.     Revolving Credit Commitment.......................................8
    2.2.     Borrowing Procedure; Disbursement.................................9
    2.3.     Term Loan Commitment.............................................11
    2.4.     Note.............................................................12
    2.5.     Manner of Payments...............................................12
    2.6.     Interest.........................................................12
    2.7.     Computation of Interest..........................................12
    2.8.     Default Rate.....................................................12
    2.9.     Principal Payments...............................................12
    2.10.    Mandatory Payment of Revolving Credit Loans......................12
    2.11.    Voluntary Designation of Borrowing Base or Mandatory
             Cancellation of Revolving Credit Facility........................13
    2.12.    Voluntary Principal Prepayments..................................13
    2.13.    Order of Application.............................................13
    2.14.    Use of Proceeds..................................................14
    2.15.    Capital Adequacy.................................................14
    2.16.    Closing Fee......................................................14
    2.17.    Commitment Fee...................................................14
    2.18     Clawback.........................................................14

SECTION 3.   CONDITIONS PRECEDENT.............................................15
    3.1.     Initial Loans....................................................15
    3.2.     Each Loan........................................................15
    3.3.     Waiver of Conditions.............................................15

SECTION 4.   REPRESENTATIONS AND WARRANTIES...................................15
    4.1.     Organization and Powers..........................................16
    4.2.     Validity and Binding Nature......................................16
    4.3.     Compliance with Laws and Documents...............................16
    4.4.     Prior Names......................................................16
    4.5.     Relationship with Lender.........................................16
    4.6.     Financial Statements and Reserve Reports.........................16
    4.7.     Labor Matters....................................................17
    4.8.     Litigation.......................................................17
    4.9.     Taxes and Claims.................................................17
    4.10.    Government Regulation............................................17
    4.11.    Employee Benefit Plans...........................................17

      4.12.  Purpose of Loan................................17
      4.13.  Properties; Liens; Debt........................17
      4.14.  Material Agreements............................18
      4.15.  No Consents....................................18
      4.16.  Environmental Laws; Hazardous Materials........18
      4.17.  Subsidiaries...................................19
      4.18.  Capitalization and Control.....................19
      4.19.  General........................................19
      4.20.  Mortgage Properties Same as Properties
             Engineered.....................................19
      4.21.  Operation of Business..........................19
      4.22.  Operator of Working Interest...................19

 SECTION 5.  COVENANTS......................................19
       5.1.  Affirmative Covenants..........................19
       5.2.  Negative Covenants.............................23
       5.3.  Reporting Requirements.........................26

 SECTION 6.  EVENTS OF DEFAULT..............................27
       6.1.  Payment of Obligation..........................27
       6.2.  Certain Covenants..............................27
       6.3.  Other Covenants................................27
       6.4.  Loan Documents and Security Documents..........27
       6.5.  Bankruptcy.....................................27
       6.6.  Attachment.....................................28
       6.7.  Payment of Judgments...........................28
       6.8.  Default Under Other Debt.......................28
       6.9.  Material Adverse Effect........................28
      6.10.  Impairment of Collateral or Ability to Pay.....28
      6.11.  Misrepresentation..............................28

 SECTION 7.  RIGHTS AND REMEDIES............................28
       7.1.  Remedies.......................................28
       7.2.  Performance by Lender..........................29
       7.3.  Delegation of Duties and Rights................29
       7.4.  Expenditures by Lender.........................29

 SECTION 8.  MISCELLANEOUS..................................29
       8.1.  Notices........................................29
       8.2.  Amendments, Etc................................29
       8.3.  No Waiver; Remedies Cumulative.................29
       8.4.  Successors and Assigns.........................30
       8.5.  Number and Gender of Words.....................30
       8.6.  Headings.......................................30
       8.7.  Exhibits and Schedules.........................30
       8.8.  Form and Number of Documents...................30

      8.9.  Conflicts......................................30
      8.10.  Waivers by the Borrower........................30
      8.11.  Changes in the Accounting Standard.............31
      8.12.  Exceptions to Covenants........................31
      8.13.  Survival.......................................31
      8.14.  Governing Law..................................31
      8.15.  Venue; Service of Process......................31
      8.16.  Waiver of Jury Trial...........................32
      8.17.  Maximum Interest Rate..........................32
      8.18.  Severability...................................33
      8.19.  Lender Not in Control..........................33
      8.20.  Entirety and Amendments........................33
      8.21.  Multiple Counterparts..........................34
      8.22.  Petroleum Terms................................34
      8.23  DTPA Waiver....................................34
      8.24  Nonrecourse of Lender..........................34

  Schedules
  ---------


        3.1  -  Closing Documents
        4.4  -  Prior Names
        4.8  -  Litigation
       4.13  -  Permitted Liens
       4.15  -  Consents
       4.16  -  Environmental Laws
       4.18  -  Ownership
     5.2(a)  -  Permitted Debt
        8.1  -  Notices

Exhibits
--------

     A    Advance Request
     B    Note
     C    Oil and Gas Mortgage
     D    Mortgaged Properties
     E    Well Certificate
     F    Transfer Order Letters
     G    Solvency Certificate
     H    Local Counsel Opinion
     I    Form of Interest Notice
     J    Opinion of Counsel
     K    Financial Report Certificate

                                 LOAN AGREEMENT
                                 --------------


          THIS LOAN AGREEMENT is entered into as of May 25 1995, between PGP
                                                        --
II, L.P., a Delaware limited partnership (the "Borrower"), and TEXAS COMMERCE
                                               --------
BANK NATIONAL ASSOCIATION, a national banking association ("Lender").
                                                            ------

                                 W I T N E S S E T H:

          WHEREAS, the Borrower desires to borrow funds from the Lender to finance the acquisition, development and exploration of certain oil and gas reserves and to finance the Borrower's working capital needs and to allow Borrower to finance up to $300,000 of POC's (as hereinafter defined) working capital needs; and

          WHEREAS, the Lender is willing to make such loans upon the terms and subject to the conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:


SECTION 1.       CERTAIN DEFINITIONS AND TERMS.
---------        -----------------------------

          As used herein, the following terms shall have the meanings herein indicated:

          Accounting Standard means the income tax basis of accounting, which is
          -------------------
a comprehensive basis of accounting other than generally accepted accounting principles, as used and in effect on the date of the Current Financials and the financial statements of PGP dated as of December 31, 1993 and September 30, 1994, consistently applied throughout the term of this Agreement.

          Advance Request has the meaning set forth in Section 2.2 and shall be
          ---------------                              -----------
substantially in the form of Exhibit A.
                             ---------

          Affiliate means any Person who (a) would be an "affiliate" of Borrower
          ---------
within the meaning of the regulations promulgated pursuant to the Securities Act of 1933, as such regulations and Act are amended and in effect on the date in question, if such Person were subject to such Act and regulations, or (b) owns any legal or beneficial interest in such Person, is a director or officer of Borrower, or is a relative of any of the Persons described in this clause (b).

          Agreement means this Loan Agreement, including the Schedules and
          ---------
Exhibits hereto, as the same may be in effect from time to time after giving effect to any amendments, supplements, increases, extensions, and renewals hereof.

          Borrowing Base means, as of the date of determination thereof, an
          --------------
amount equal to the difference of (a) an amount as determined by the Lender in accordance with the terms and conditions of Section 2.2(d), minus (b) the sum of
                                            --------------  -----
(i) the aggregate amount of all proceeds from the sale of any Proven Reserves in accordance with the terms and conditions of Section 5.2(j)(ii), plus (ii)
                                            ------------------  ----
$300,000. During the period from the Closing Date to the first Determination Date, the Borrowing Base shall be $1,700,000. The Borrowing Base shall periodically be redetermined in accordance with the terms and conditions set forth in Section 2.2.
         -----------

          Business Day means any day excluding Saturday and Sunday and excluding
          ------------
any other day on which Lender is required or authorized to close.

          Closing Date means the date of the initial advance hereunder.
          ------------

          Code means the Internal Revenue Code of 1986, as amended, and all
          ----
regulations promulgated and rulings issued thereunder.

          Collateral shall mean all present and future tangible or intangible
          ----------
property and rights of any kind in which the Lender is granted a Lien pursuant to the Security Documents (whether or not perfected) or this Agreement.

          Commitment shall mean the commitment of the Lender to make Revolving
          ----------
Credit Loans to the Borrower pursuant to Section 2.1 hereof in an aggregate
                                         -----------
principal amount at any one time outstanding not to exceed $10,000,000 or such lower amount as may be provided for pursuant to the terms of this Agreement.

          Commitment Period means the period from and including the Closing Date
          -----------------
to but not including the Commitment Termination Date.

          Commitment Termination Date shall mean the earliest of (i) the second
          ---------------------------
anniversary of the Closing Date, (ii) Noon, Central Standard Time May 25, 1997,
                                                                      --
and (iii) the date on which the Commitment is otherwise terminated in accordance with the terms of this Agreement.

          Current Financials means a pro forma balance sheet of Borrower to be
          ------------------
delivered at closing dated as of the Closing Date.

          Current Maturities of Long Term Debt means as of any applicable date
          ------------------------------------
of determination, that portion of Long Term Debt that should be classified as current in accordance with the Accounting Standard.

          Debt of any Person includes, without duplication, (i) all obligations,
          ----
contingent or otherwise, which in accordance with the Accounting Standard should be classified upon such Person's balance sheet as liabilities, (ii) all obligations of such Person for borrowed money, (iii) all obligations of such Person evidenced by bonds, debentures, notes and other similar instruments, (iv) all obligations of such Person upon which interest charges are customarily paid,
(v) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (vi) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers incurred in the ordinary course of business and paid, in each case, within 45 days of the date when each such account is payable), (vii) all obligations under leases which shall have been or should be, in accordance with the Accounting Standard, recorded as capitalized leases in respect of which such Person is liable as lessee, (viii) all indebtedness, liabilities and obligations of such Person in connection with any Hydrocarbon Hedge, (ix) all Debt of the types referred to in clauses (i) through (viii) above directly or indirectly guaranteed by such Person, and (x) all reimbursement obligations, contingent or otherwise, in respect of letters of credit, surety and appeal bonds and performance bonds or similar instruments assuring any other Person of the performance of any act or acts or the payment of any obligation.

          Default means any event which with the passage of time or the giving
          -------
of notice or both will be an Event of Default.

          Default Rate means a rate of interest per annum equal to the lesser of
          ------------
(i) the Maximum Rate, or (ii) four percent (4.0%) in excess of the Floating Base Rate (as defined in the Note).

          Determination Date has the meaning set forth in Section 2.2(a).
          ------------------                              --------------

          Environmental Laws means any and all laws, statutes, ordinances,
          ------------------
rules, regulations, orders, or determinations of any Governmental Authority pertaining to health or the environment in effect from time to time in any and all jurisdictions in which Borrower is conducting or at any time has conducted business, or where any property of Borrower is located, or where any hazardous substances generated by or disposed of by Borrower are located, including, without limitation, the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conversation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the National Environmental Policy Act, the Texas Health and Safety Code, the Texas Water Code and other environmental conservation or protection laws. The terms "hazardous substance," "release" and "threatened release" have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA; provided, however, that in the event either CERCLA or RCRA is
                   --------  -------
amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment with respect to all provisions of this Agreement, and provided further that, to the extent the laws of the state in which any property of Borrower is located establish a meaning for "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

          ERISA means the Employee Retirement Income Security Act of 1974, as
          -----
amended, and the regulations promulgated and rulings issued thereunder.

          ERISA Affiliate means any Person who for purposes of Title IV of ERISA
          ---------------
is a member of Borrower's controlled group, or under common control with the Borrower, within the meaning of Section 414 of the Code and the regulations promulgated and rulings issued thereunder.

          Event of Default shall have the meaning set forth in Section 6 of this
          ----------------
Agreement.

          Existing Burdens means royalty interests, overriding royalty
          ----------------
interests, net profits interests, production payments or other payments out of or with respect to the production of Hydrocarbons, and which are (a) in existence on the Closing Date and have been taken into account in the ownership interests of the Borrower in and to the Mortgaged Property as set forth in Exhibit A to the Oil and Gas Mortgage, (b) reserved by the grantor in an assignment of an Oil and Gas Lease to Borrower after the Closing Date or reserved by a lessor in any Oil and Gas Lease entered into with the Borrower after the Closing Date, (c) assigned or transferred by the Borrower in the ordinary course of business after the Closing Date with respect to Mineral Interests that are not Mortgaged Property, or (d) permitted by the Lender in writing after the Closing Date.

          Financial Report Certificate means a certificate substantially in the
          ----------------------------
form of Exhibit K and containing such other certifications, statements,
        ---------
calculations, explanations, and conclusions as Lender may request concerning compliance with the Loan Documents.

          Financial Statements means consolidated and consolidating balance
          --------------------
sheets, profit and loss statements, statements of cash flows prepared in comparative form with respect to the corresponding period of the preceding fiscal year and prepared in accordance with the Accounting Standard.

          Gas means natural gas, coal seam gas, gas well gas and casinghead gas,
          ---
and the residue therefrom.

          Governmental Authority means any nation or government, any state,
          ----------------------
county, or city and any political subdivision of any of the foregoing and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          Hazardous Material means any hazardous substance, solid waste, and any
          ------------------
other hazardous, toxic or dangerous waste, substance or material defined as such in or for purposes of any Environmental Law or any other similar Law.

          Hydrocarbon Hedge means a swap, collar, floor, cap, option or other
          -----------------
contract (including sales contracts with known prices) which is intended to reduce or eliminate the risk of fluctuations in the price of Hydrocarbons.

          Hydrocarbons means oil, Gas, drop gasoline, natural gasoline,
          ------------
condensate, distillate and all other liquid and gaseous hydrocarbons produced or to be produced in conjunction therewith from a wellbore and all products, by-products and other substances derived therefrom or from the processing thereof, and all other minerals and substances produced in conjunction with such substances, including, but not limited to, sulfur, geothermal steam, water, carbon dioxide, helium and any and all minerals, ores or substances of value and the products and proceeds therefrom.

          JEDI means Joint Energy Development Investments Limited Partnership, a
          ----
Delaware limited partnership.

          Index Rate means, for any period, the prime rate most recently
          ----------
announced by Lender in effect at its principal office in Dallas, Texas, which prime rate may not necessarily represent the lowest or best rate actually charged to a customer. Any change in the Index Rate shall become effective as of the date of such change in the prime rate.

          Law means all applicable statutes, laws, ordinances, regulations,
          ---
orders, writs, injunctions or decrees of any Governmental Authority.

          Lien means any mortgage, pledge, security interest, encumbrance, lien,
          ----
charge or deposit arrangement or other arrangement having the practical effect of the foregoing and shall include the interest of a vendor or lessor under any conditional sale agreement, capitalized lease or other title retention agreement.

          Litigation means any proceeding, claim, lawsuit or investigation
          ----------
conducted or threatened by or before any Governmental Authority.

          Loan Documents means (a) this Agreement, (b) the Security Documents,
          --------------
the Note and any and all other notes, mortgages, deeds of trust, security agreements, pledge agreements, financing statements, guaranties and other agreements, documents and instruments ever delivered pursuant to or in connection with this Agreement, and (c) all future renewals, extensions, or restatements of, or amendments, modifications or supplements to, all or any part of the foregoing.

          Loans has the meaning set forth in Section 2.3.
          -----                              -----------

          Long Term Debt shall mean, as of any applicable date of determination,
          --------------
all Debt of Borrower (other than the outstanding principal balance of all Revolving Credit Loans) which should be classified as "funded indebtedness" or "long-term indebtedness" on a balance sheet of Borrower prepared as of such date in accordance with the Accounting Standard.

          Material Adverse Effect means any set of circumstances or events which
          -----------------------
would reasonably be expected to (a) have any material adverse effect upon the validity or enforceability of any Loan Document, (b) be material and adverse to the financial condition or business operations of Borrower, as represented to Lender in the Current Financials, or to the prospects of Borrower, (c) materially impair Borrower's ability to fulfill its obligations under the terms and conditions of the Loan Documents, or (d) cause a Default or an Event of Default.

          Material Contract means, as to any Person, any supply, purchase,
          -----------------
service, employment, tax, indemnity, operating, pooling order, unitization, communitization, partnership, joint venture or other agreement or order of such Person or any of its Subsidiaries or by which such Person or any of its Subsidiaries or any of their respective properties are otherwise bound, which is material to the business, operations or Properties of such Person, as the same shall be amended, modified and supplemented and in effect from time to time.

          Maximum Rate means the maximum rate or amount of interest which Lender
          ------------
is allowed to contract for, charge, take, reserve or receive under applicable law.

          Mineral Interests means all present and future rights, remedies,
          -----------------
powers, privileges, estates, titles and interests in and to (a) all Oil and Gas Leases and all mineral interests, royalty and overriding royalty interests, production payment and net profits interests (and similar interests in oil or gas in place, or as produced, or the proceeds or value thereof), mineral fee interests and rights therein, including without limitation, any reversionary or carried interests relating thereto, (b) all rights, titles and interests created by or arising under the terms of all present and future unitization, communitization, and pooling arrangements (and all properties covered and units created thereby) whether arising by contract or operation of law which now or hereafter include all or any part of the foregoing, (c) all rights, remedies, powers and privileges with respect to all of the foregoing, and (d) all lands now or hereafter subject to any of the foregoing.

          Mortgaged Properties means all present and future Mineral Interests of
          --------------------
any nature whatsoever, whether as record or beneficial owner, that the Borrower may now have or hereafter acquire in and to those Oil and Gas Properties listed on Exhibit D attached hereto, and all other properties in which the Borrower has
   ---------
previously granted to, or hereafter grants or purports to grant to the Lender, a mortgage or lien, including all real and personal property mortgaged to the Lender pursuant to and described in each Oil and Gas Mortgage.

          Multiemployer Plan means a multiemployer plan as defined in Sections
          ------------------
3(37) or 4001(a) (3) of ERISA or Section 414 of the Code.

          Note has the meaning set forth in Section 2.4.
          ----                              -----------

          Obligation means (i) the obligation of the Borrower for the due and
          ----------
punctual payment of the principal of and interest on the Note when due, whether at maturity, by acceleration, by notice of voluntary prepayment or otherwise,
(ii) all other obligations and all out-of-pocket expenses and indemnities now or hereafter existing of the Borrower to the Lender under this Agreement, (iii) all out-of-pocket costs and expenses, now or hereafter existing, that may be incurred by the Lender in connection with the administration and enforcement of the Loan Documents or the realization on the security provided for by the Loan Documents, (iv) the obligations of each of the pledgors, debtors, grantors, mortgagors, guarantors or other Person obligated to Lender under the Security Documents, and (v) all obligations of the Borrower under Section 5.1(f) hereof.
                                                         --------------

          Oil and Gas Leases means oil, gas, casinghead gas or other mineral (or
          ------------------
any combination thereof) leases, and subleases and assignments thereof and/or of operating rights and all instruments executed in amendment, correction, modification, confirmation, renewal, extension, ratification and/or sublease thereof or thereunder under and pursuant to which Borrower has or obtains the right to enter upon lands and explore for, drill, develop and exploit such lands for the production of Hydrocarbons.

          Oil and Gas Mortgage means the Mortgage, Assignment of Proceeds of
          --------------------
Production, Security Agreement and Financing Statement substantially in the form of Exhibit C hereto, to be executed and delivered by Borrower to the Lender, as
   ---------
the same may be amended, modified, supplemented and in effect from time to time.

          PEI means Petroglyph Energy, Inc., a Kansas corporation, and the
          ---
general partner of Borrower.

          Permitted Liens shall mean the Liens permitted by Lender to be listed
          ---------------
on Schedule 4.13.
   -------------

          Person means any individual, sole proprietorship, partnership, joint
          ------
venture, trust, unincorporated organization, association, corporation, institution, entity, party, or Governmental Authority.

          PGP means Petroglyph Gas Partners, L.P., a Delaware limited
          ---
partnership.

          Plan means any employee pension benefit plan as defined in Section
          ----
3(2) of ERISA that is covered by Title IV of ERISA (including a Multi-employer
Plan) or subject to the minimum funding standards of Section 412 of the Code which is or has been maintained for the employees of the Borrower or any ERISA Affiliate.

          POC means Petroglyph Operating Company, Inc., a Kansas corporation.
          ---

          Proven Reserves means, at any particular time, the estimated
          ---------------
quantities of Hydrocarbons which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs attributable to Mineral Interests included or to be included in the Reserve Report under existing economic and operating conditions. The prices used may include consideration of changes in existing prices provided by contractual arrangements (reasonably decreased where market conditions dictate).

          Reserve Report means a report, in form and substance satisfactory to
          --------------
the Lender, prepared by the Borrower evaluating the oil and gas reserves attributable to the Mineral Interests of the Borrower which shall, among other things, (a) identify the wells covered thereby, (b) specify the Borrower's opinions with respect to the total volume of Proven Reserves (using the terms of categories "proved developed producing reserves," "proved development nonproducing reserves" and "proved undeveloped reserves") which the Borrower has the right to produce (or cause to be produced) for its own account, (c) set forth the Borrower's opinions with respect to the projected future cash proceeds from the Proven Reserves, discounted for present value and status of production at a rate acceptable to the Lender, (d) set forth the Borrower's opinions with respect to the projected future rate of production of the Proven Reserves, (e) contain such other information as requested by the Lender with respect to the projected rate of production, gross revenues, operating expenses, taxes, capital costs, net revenues and present value of future net revenues attributable to such reserves and production therefrom, and (f) contain a statement of the price and escalation parameters, procedures and assumptions upon which such determinations were based.

          Revolving Credit Loans has the meaning set forth in Section 2.1.
          ----------------                                    -----------

          Rights means rights, remedies, powers, privileges and benefits.
          ------

          Security Documents shall mean the Oil and Gas Mortgage, and all other
          ------------------
mortgages, deeds of trust, assignments, security agreements, financing statements and other documents, certificates and instruments from time to time securing or guaranteeing the Obligations, in each case as the same may be amended, modified, restated, supplemented, increased, renewed, extended, substituted for or replaced from time to time.

          Subordinated Debt means all present and future indebtedness,
          -----------------
obligations and liabilities and all renewals, extensions and modifications thereof, now or hereafter owed to any Person by Borrower, arising from, by virtue of, or pursuant to any loan document, or otherwise, together with all interest accruing thereon and costs, expenses and attorneys' fees incurred in the enforcement or collection thereof, which have been subordinated to repayment of the Obligations by a written subordination agreement, the terms and conditions of which are acceptable to Lender and its legal counsel, in their sole discretion.

          Subsidiary of a Person means every firm, corporation, association,
          ----------
partnership, joint venture, trust, or other entity of which an aggregate of fifty percent (50%) or more of the equity interests or the issued and outstanding stock having ordinary voting power (except directors' qualifying shares) is, at the time the determination is being made, owned, either directly or indirectly, or controlled by such Person or one or more of such Person's Subsidiaries.

          Taxes means all taxes, assessments, fees, levies, imposts, duties,
          -----
deductions, withholdings, or other charges of any nature whatsoever from time to time or at any time imposed by any Law or Governmental Authority.

          Term Loan has the meaning set forth in Section , 2.3.
          ---------                              -------------

          Transfer Order Letters has the meaning set forth in paragraph (g) of
          ----------------------                              -------------
Schedule 3.1.
------------

          UCC means the Uniform Commercial Code as enacted in the State of Texas
          ---
or other applicable jurisdiction, as amended.

          Well Certificate has the meaning set forth in paragraph (c) of
          ----------------                              -------------
Schedule 3.1.
------------

SECTION 2.  REVOLVING CREDIT FACILITY AND TERM LOAN FACILITY.
---------   ------------------------------------------------

          2.1  Revolving Credit Commitment. Subject to and in reliance upon the
               ---------------------------
terms, conditions, representations and warranties contained in this Agreement, Lender agrees to make revolving credit loans to Borrower in one or more advances ("Revolving Credit Loans") so long as
 -----------------------
the aggregate of the Revolving Credit Loans outstanding never exceeds the lesser of (a) the Borrowing Base or (b) the Commitment. Lender shall have no obligation to make any Revolving Credit Loan (a) on a non-Business Day, or (b) after, and Lender's commitment to make Revolving Credit Loans shall expire on, the Commitment Termination Date; provided that Borrower's obligations and Lender's Rights under the Loan Documents shall continue in full force and effect until the Obligation is paid and performed in full. During the Commitment Period, Borrower may borrow, repay and reborrow the Revolving Credit Loans in whole or part, all in accordance with terms and conditions of this Agreement.

          2.2 Borrowing Procedure; Disbursement. Each Revolving Credit Loan
              ---------------------------------
shall be made on Borrower's notice (the "Advance Request") to Lender requesting
                                         ---------------
an advance. Each Advance Request shall be irrevocable and binding, shall be substantially in the form of Exhibit A and shall be accompanied by a Reserve
                             ---------
Report with respect to any Mineral Interests to be acquired by Borrower, if applicable. Each Revolving Credit Loan shall be in an amount of not less than $200,000.00 or a greater integral multiple of $50,000.00 and shall be subject to the following terms and conditions:

          (a) Periodic Determinations of Borrowing Base.  The Borrowing Base
              -----------------------------------------
shall be redetermined by the Lender as of January 1 and July 1 of each year (each a "Determination Date") commencing July 1, 1995, until the Commitment
         ------------------
Termination Date. The Borrowing Base, as redetermined, shall remain in effect until the next Determination Date, provided that the Borrowing Base may be
                                   --------
redetermined between Determination Dates in accordance with Section 2.2(c)
                                                            --------------
hereof, and provided further Borrower may designate the Borrowing Base pursuant
            -------- -------
to Section 2.11(a).
   ---------------

          (b) Engineering Data to be Provided Prior to Scheduled Determination
              ----------------------------------------------------------------
Dates.
-----

              (i) At least forty-five (45) days prior to July 1 and January 1 of each calendar year, commencing with July 1, 1995, Borrower shall deliver to the Lender, at Borrower's expense, a Reserve Report certified by the chief financial officer of Borrower dated as of the date of delivery. The Reserve Report shall be in form and substance satisfactory to the Lender, shall be addressed to the Lender and shall (A) set forth the historical production data of the oil and gas reserves included in the Mortgaged Properties since the date of the most recent Reserve Report, (B) set forth for each property prices received for production, lease operating expenses and such other information as the Lender may deem necessary or appropriate, in Lender's sole discretion, (C) set forth any changes since the date of the most recent Reserve Report in the Borrower's working interest or net revenue interest in the Mortgaged Properties, (D) be accompanied by a certification of the Borrower to the effect that no Material Adverse Effects have occurred since the date of the last Reserve Report, except those which have previously been disclosed to the Lender in writing, and
     (E) contain such other information as may be reasonably requested by the Lender. As soon as practical after the Lender's receipt of the Reserve Report, but in no event later than January 1 or July 1 of such year, as the case may be, the Lender shall redetermine the Borrowing Base in accordance with Section 2.2(d) and the Lender shall promptly notify Borrower of the
          --------------
     amount of the Borrowing Base as so determined.

              (ii) In the event that the Borrower does not furnish to the Lender the Reserve Report or any other information specified in clause (i) above
                                                              ----------
     by the date specified therein, the Lender may nonetheless redetermine the Borrowing Base and redesignate the Borrowing Base from time to time thereafter at its discretion until Lender receives the relevant Reserve Report or other information, whereupon the Lender shall redetermine the Borrowing Base as otherwise specified in this Section 2.2.
                                                   ------------

             (iii) Each delivery of a Reserve Report by the Borrower to the Lender shall constitute a representation and warranty by the Borrower to the Lender that, unless otherwise disclosed to the Lender in writing on or prior to the date of such delivery, (A) the Borrower owns the Mineral Interests described in the Reserve Report free and clear of any Liens (except Permitted Liens) and (B) each of the Mineral Interests described in such Reserve Report constitute at least eighty percent (80%) of the value of Borrower's Proven Reserves in the Mineral Interests which are a part of the Mortgaged Property.

     (c) Special Determinations of Borrowing Base.  Special determinations of
         ----------------------------------------
the Borrowing Base may be requested by the Borrower or the Lender at any time during the term hereof; provided, however, (i) there shall be no more than an
                        --------  -------
aggregate of two (2) scheduled redeterminations and special determinations of the Borrowing Base during the period from the Closing Date through December 31, 1995, and (ii) for the period beginning January 1, 1996 through the remaining term of this Agreement, there shall be no more than an aggregate of three (3) scheduled determinations and special determinations in any calendar year. If any special determination is requested by the Borrower, it shall be accompanied by such information regarding the Borrower's businesses (including the Mineral Interests and the Proven Reserves and production relating thereto) as the Lender may reasonably request, including without limitation a Reserve Report to be delivered at least 45 days prior to the requested date of redetermination. On and after January 1, 1996, Borrower shall pay the Lender an engineering fee of $5,000 with respect to the third, if any, determination or redetermination to occur in each calendar year. If any special determination is requested by the Lender, the Borrower shall provide the Lender with a Reserve Report as soon as possible following the request; provided, however, (x) in no event shall
                                --------  -------
Borrower be required to pay Lender the $5,000 engineering fee referred to in this Section 2.2(c) as a result of Lender's request and (y) such special
     --------------
determination shall not be counted as a special determination for purposes of subpart (i) and (ii) in this Section 2.2(c). The determination whether to
                             --------------
increase or decrease the Borrowing Base shall then be made by the Lender in its sole discretion in accordance with the standards set forth in Section 2.2
                                                              -----------
hereof. The Lender shall promptly notify the Borrower of the redetermination of Borrowing Base pursuant to Section 2.2(d) and the amount of the Borrowing Base
                           --------------
as so redetermined. In the event of any special determination of the Borrowing Base pursuant to this Section 2.2(c), the Lender in the exercise of its
                      --------------
discretion may suspend the next regularly scheduled determination of the Borrowing Base.

     (d) Standards for Redetermination.  Each redetermination of the Borrowing
         -----------------------------
Base by the Lender made pursuant to this Section 2.2 shall be made (i) in the
                                         -----------
sole discretion of the Lender, (ii) generally in accordance with the Lender's then current practices, customary internal standards and procedures used by Lender for its petroleum industry customers for valuing and redetermining the value of oil and gas properties in connection with reserve based on oil and gas loan transactions,

(iii) in conjunction with the most recent Reserve Report or other information received by the Lender and deemed reliable by the Lender (in its sole discretion) relating to the Proven Reserves of the Borrower in the Oil and Gas Leases of the Borrower which secure the Loans, and (iv) based upon the estimated value of the Proven Reserves owned by the Borrower in the Oil and Gas Leases of the Borrower which secure the Loans as determined by the Lender; provided,
                                                                 --------
however, no Proven Reserves shall be included or considered for inclusion in the
-------
Borrowing Base unless (A) 100% of such Proven Reserves are (or will become simultaneously with a Revolving Credit Loan hereunder) Collateral or are subject to a negative pledge in favor of the Lender, and (B) the Lender shall have received, at the Borrower's expense, evidence of title satisfactory in form and substance to the Lender that the Lender has a perfected, first priority Lien (except for Permitted Liens) on at least 80% of the value of the Proven Reserves attributable to the Mineral Interests relating thereto pursuant to the Security Documents. At all times after the Lender has given the Borrower notification of a redetermination of the Borrowing Base under this Section 2.2, the Borrowing
                                                   -----------
Base shall be equal to the redetermined amount until the Borrowing Base is subsequently redetermined in accordance with this Section 2.2 subject, however,
                                                  -----------
to reduction pursuant to Section 5.2(j)(ii).
                         -----------------

     (e)  Borrowing Base Increase Fee.  On or before the date of any increase of
          ---------------------------
the Borrowing Base, Borrower shall pay Lender a borrowing base increase fee equal to one-half of one percent (.50%) on the difference between (i) the Borrowing Base on the day immediately preceding the day of any such increase of the Borrowing Base and (ii) the Borrowing Base on the day of such increase of the Borrowing Base after giving effect to such increase.

     (f)  Engineering Fee.  On or before each anniversary of the Closing Date,
          ---------------
commencing on the second anniversary of the Closing Date, the Borrower shall pay the Lender an engineering fee of $10,000. The Borrower and the Lender acknowledge that the engineering fee is intended as reasonable compensation to the Lender for the use of its engineers and other resources to review and analyze the engineering data submitted by the Borrower in connection with the determination of the Borrowing Base and for no other purpose.

     2.3  Term Loan Commitment.  Subject to and in reliance upon the terms,
          --------------------
conditions, representations and warranties contained in this Agreement, the unpaid balance of the Revolving Loans on the Commitment Termination Date shall convert into a term loan (the "Term Loan") (the Revolving Credit Loan and the
                               ---------
Term Loan are herein called the "Loans").  On and after the Commitment
                                 -----
Termination Date, the Lender shall have no obligation to make a Revolving Credit Loan (the aggregate amount of the same having been converted into the Term
Loan), and Borrower shall repay the principal and interest then outstanding under the Term Loan in accordance with the terms and conditions of the Note, which shall be fully due and payable on October 1, 1999.

     2.4  Note.  All Revolving Credit Loans and the Term Loan shall be evidenced
          ----
by one promissory note executed by the Borrower, substantially in the form of Exhibit B attached hereto with appropriate insertions (the "Note"), payable to
---------                                                   ----
the order of Lender, representing the obligation of Borrower to pay the aggregate unpaid principal amount of all Revolving Credit Loans and the Term Loan made by Lender, together with interest thereon as prescribed by this Agreement.

     2.5  Manner of Payments.  All payments made by Borrower to the Lender
          ------------------
hereunder on account of principal, interest or otherwise shall be made not later than 2:00 P.M., Central Standard Time, to Lender in Dallas, Texas or at such other place as Lender shall direct, in immediately available United States funds. If any payment by Borrower under this Agreement or the Note is to be made on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time will in such case be included in computing interest in connection with such payment.

     2.6  Interest.  The Revolving Credit Loans and the Term Loan shall bear
          --------
interest as provided in the Note. Such interest shall be due and payable as provided in the Note.

     2.7  Computation of Interest.
          -----------------------

     (a) Interest on the Note shall be calculated on the basis of actual days elapsed, but computed as if each year consisted of 360 days, subject to the provisions of Section 8.17 below. Any change in the interest rate on a Loan
              ------------
resulting from a change in the Index Rate shall become effective as of the day on which such change in the Index Rate becomes effective. Lender shall as soon as practicable notify Borrower of the effective date and the amount of each such change. Each determination of an interest rate by Lender pursuant to any provision of this Agreement shall be presumptively conclusive and binding on the Borrower in the absence of manifest error, subject, however, to the provisions of Section 8.17 below.
   ------------

     (b) Notwithstanding anything to the contrary in the Note or herein contained, in the event that the rate of interest under the Note should ever exceed the Maximum Rate, thereby causing the interest accruing on any of the indebtedness evidenced by the Note to be limited to such Maximum Rate, then any subsequent reduction in the Index Rate shall not reduce the rate of interest charged hereunder below the Maximum Rate until the total amount of interest accrued on such indebtedness equals the amount of interest which would have accrued on such indebtedness if the rate of interest under the Note had been in effect at all times in the period during which the rate charged thereon was limited to the Maximum Rate.

     2.8  Default Rate.  At Lender's option and to the extent permitted by
          ------------
applicable Law, all past due Obligations and accrued interest thereon and related fees shall bear interest from maturity (stated or by acceleration) at the Default Rate until paid, regardless of whether such payment is made before or after entry of a judgment.

     2.9  Principal Payments.  The unpaid balance of the Revolving Credit Loans
          ------------------
shall convert to the Term Loan on the Commitment Termination Date as described in Section 2.3. The principal amount of the Term Loan shall be payable as
   ------------
provided in the Note; provided, however, the entire unpaid principal balance of
                      --------  -------
the Term Loan, together with all accrued and unpaid interest, shall be due and payable on October 1, 1999.

     2.10 Mandatory Payment of Revolving Credit Loans.  If, at any time during
          -------------------------------------------
the Commitment Period, (i) the unpaid principal balance of the Note shall exceed the lesser of (a) the Borrowing Base, and (b) the Commitment or (ii) the total amount of all Obligations owed to Lender hereunder and under the other Loan Documents shall exceed the Commitment, then, Borrower shall repay within seven (7) Business Days after the date of the occurrence of such excess, without premium or penalty, Revolving Credit Loans in an amount equal to such excess, along with accrued unpaid interest on the amount so repaid to the date of such repayment. On or after the Commitment Termination Date, if at any time (i) the unpaid principal balance of the Note shall exceed the Borrowing Base, or (ii) the total amount of all Obligations owed to Lender hereunder and under the other Loan Documents shall exceed the Borrowing Base, then, Borrower shall repay within seven (7) Business Days after the date of the occurrence of such excess, without premium or penalty, Loans in an amount equal to such excess, along with accrued unpaid interest on the amount so repaid to the date of such repayment.

     2.11  Voluntary Designation of Borrowing Base or Mandatory Cancellation of
           --------------------------------------------------------------------
Revolving Credit Facility .
--------------------------

     (a)   Subject to Sections 2.18 and 2.2(e), Borrower may from time to time
                      -------------     ------
and at any time during the Commitment Period, upon two Business Days' prior written notice to Lender, increase or decrease the Borrowing Base, as the case may be, by designating the Borrowing Base at an amount not in excess of the highest permissible Borrowing Base as periodically redetermined by Lender pursuant to Section 2.2. Any such designation shall be effective as of the date
            ------------
of the notice.

     (b) The Commitment shall, at the election of Lender, terminate upon the occurrence and continuance of an Event of Default, provided, however, that the
                                                   --------  -------
Commitment shall automatically terminate upon the occurrence of an Event of Default pursuant to Section 6.5(i) - (vi) and (ix) (with respect to Section
                    ---------------------     ----                  -------
6.5(i) - (vi)) inclusive.
-------------

     2.12  Voluntary Principal Prepayments.  The Borrower may, at any time and
           -------------------------------
from time to time prepay the unpaid principal amount of the Revolving Credit Loans in whole or in part without premium or penalty. Upon giving Lender one Business Day's notice, Borrower shall be entitled to prepay the Term Loan from time to time and at any time, in whole or in part, without penalty; provided, however, (a) each prepayment shall equal or exceed the principal amount of $200,000, and (b) Borrower shall only be entitled to make a prepayment if all accrued interest on the amount prepaid and any and all fees and other sums (including, without limitation, past due interest, if any) payable to Lender hereunder shall be paid to the date of such prepayment. Prior to the Commitment Termination Date, the Revolving Credit Loans prepaid may, subject to the conditions of this Agreement, be reborrowed hereunder, and this Agreement shall not be deemed to be terminated or canceled prior to the expiration or termination of Lender's commitment to lend hereunder solely because the Obligation may from time to time be paid in full. Neither the Term Loan nor, after the Commitment Termination Date, Revolving Credit Loans, may be reborrowed hereunder. Amounts prepaid under the Term Loan may not be reborrowed.

     2.13  Order of Application.  So long as no Default or Event of Default has
           --------------------
occurred, all prepayments of the Term Loan shall be applied to the unpaid installments of the Term Loan in the inverse order of maturity. At any time during which a Default or Event of Default has occurred and is continuing, all payments and prepayments of the Obligation, including proceeds from the exercise of any Rights under the Loan Documents or proceeds of any of the Collateral shall be applied to the Obligation in the order and manner as Lender deems appropriate.

     2.14 Use of Proceeds.  Fundings of the Revolving Credit Loans and the Term
          ---------------
Loan may be used, subject to compliance with the terms and conditions herein, solely (a) to acquire, develop, or explore for, the Mineral Interests in the Mortgaged Properties, (b) to finance the working capital needs of Borrower including, without limitation, to pay interest on the Loans and fees and expenses hereunder, and (c) to allow Borrower to finance no more than an aggregate amount equal to $300,000 of the working capital needs of POC. All Loan proceeds shall be used by Borrower only for legal and proper partnership purposes (duly authorized by its general partner's Board of Directors) which are consistent with all applicable laws and statutes.

     2.15 Capital Adequacy.
          ----------------

     (a) If, after the date of this Agreement, Lender shall have reasonably determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof, or compliance by Lender with any applicable request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would reasonably be expected to have the effect of reducing the rate of return on Lender's capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies with respect to capital adequacy) by an amount reasonably deemed by Lender to be material to its business, then from time to time, Borrower shall pay to Lender such additional amount or amounts as will compensate Lender for such reduction.

     (b) A certificate of Lender setting forth such amount or amounts as shall be necessary to compensate Lender as specified in paragraph (a) above shall be delivered as soon as practicable to Borrower and shall be conclusive and binding, absent manifest error. Borrower shall pay Lender the amount shown as due on any certificate within 15 days after Lender delivers such certificate. In preparing such certificate, Lender may employ such assumptions and allocations of costs and expenses as it shall, in good faith, deem reasonable and may use any reasonable averaging and attribution method.

     2.16 Closing Fee.  On the Closing Date, Borrower shall pay to Lender a
          -----------
closing fee in the amount of $15,000 in immediately available funds.

     2.17 Commitment Fee.  During the Commitment Period, Borrower shall pay to
          --------------
Lender a commitment fee, as it accrues at maturity and on each Determination Date, equal to three-eighths of one percent (.375%) per annum, on the difference between the Borrowing Base and the average daily outstanding amount of Revolving Credit Loans.

     2.18 Clawback Fee.  During the Commitment Period and upon any increase in
          ------------
the Borrowing Base pursuant to Section 2.11(a), Borrower shall pay to Lender a
                               ---------------
clawback fee equal to three-eighths of one percent (.375%) per annum of the increased amount of the Borrowing Base then requested by Borrower pursuant to Section 2.11(a) beginning on the date of
                                       ---------------
the last determination of the Borrowing Base pursuant to Section 2.2 and ending
                                                         -----------
on the effective date of the then requested increase pursuant to Section
                                                                 -------
2.11(a).

 Such clawback fee shall be due and payable on or before the date of any
-------
applicable increase in the Borrowing Base. In no event shall Borrower be obligated to pay such clawback fee based on any designation of the Borrowing Base pursuant to Section 2.2.
                 -----------

SECTION 3.  CONDITIONS PRECEDENT.
---------   --------------------

       3.1  Initial Loans.  Lender will not be obligated to make the initial
            -------------
Revolving Credit Loan or the Term Loan unless it has received all of the items described on Schedule 3.1 in form and substance satisfactory to Lender and
             ------------
complied with all the conditions and terms described on Schedule 3.1 to the
                                                        ------------
satisfaction of Lender.

       3.2  Each Loan.  In addition, Lender will not be obligated to make any
            ---------
Revolving Credit Loan or convert the Revolving Credit Loan into the Term Loan unless (a) with respect to Revolving Credit Loans, the Lender shall have received an Advance Request with respect to such proposed Revolving Credit Loan and each statement or certification made by Borrower in its Advance Request shall be true and correct in all material respects on the Borrowing Date; (b) at the time of each Revolving Credit Loan and the conversion of the Revolving Credit Loan into the Term Loan (i) the representations and warranties made in the Loan Documents are true and correct in all material respects, and (ii) neither any change in the financial condition or prospect of Borrower which could have a Material Adverse Effect nor any Default or Event of Default shall have occurred and shall be continuing; (c) the making of each Revolving Credit Loan and the Term Loan is permitted by Law; (d) all matters related to any Revolving Credit Loan and the conversion of the Revolving Credit Loan into the Term Loan are reasonably satisfactory to Lender and its counsel, and, if requested by Lender, Borrower shall have delivered to Lender evidence substantiating any of the matters contained in this Agreement which are necessary to enable Borrower to qualify for any Revolving Credit Loan or the Term Loan; and (e) Lender shall have received such other agreements, documents, instruments, information, approvals or opinions as Lender may reasonably request.

The delivery of an Advance Request by the Borrower and the acceptance by the Borrower of the proceeds of any Loan hereunder shall each be deemed to constitute a representation and warranty by the Borrower as to the matters specified in this Section 3.2.
                  -----------

       3.3  Waiver of Conditions.  Lender may, at its election, make any
            --------------------
Revolving Credit Loan or the Term Loan without all conditions being satisfied, but this shall not be deemed to be a waiver of the requirement that each such condition precedent be satisfied as a prerequisite for any subsequent Revolving Credit Loan, unless Lender specifically waives each such item in writing.

SECTION 4.  REPRESENTATIONS AND WARRANTIES.  Borrower represents and warrants to
---------   ------------------------------
Lender as follows:

       4.1  Organization and Powers.  Borrower (i) is a limited partnership duly
            -----------------------
organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite partnership power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (iii) is qualified to do business in every jurisdiction where such qualification is necessary or will be so qualified within thirty (30) days of the Closing Date, (iv) has the partnership power and authority to execute, deliver and perform each Loan Document to which it is or will be a party, and (v) has taken all partnership action necessary to authorize the execution, delivery and performance of the Loan Documents to which it is or will be a party. PEI is a corporation duly organized, validly existing and in good standing under the laws of the State of Kansas and has taken all corporate action necessary to authorize the execution, delivery and performance of each Loan Document to which it is a party on behalf or Borrower.

       4.2  Validity and Binding Nature.  This Agreement has been duly executed
            ---------------------------
and delivered by the Borrower and by PEI, as the general partner of, and on behalf of, Borrower and is, and each other Loan Document when executed and delivered by the Borrower will be, a legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally).

       4.3  Compliance with Laws and Documents.  Borrower is not, nor will the
            ----------------------------------
execution, delivery and the performance of and compliance with the terms of the Loan Documents cause Borrower to be, in violation of (a) any Laws, or (b) its agreement of limited partnership (as amended). The execution, delivery and the performance of and compliance with the terms of the Loan Documents are not inconsistent with, and will not conflict with or result in any breach of, or constitute a default under, or result in the creation or imposition of any Lien (except pursuant to the Loan Documents) upon any of the property, assets or revenues of Borrower pursuant to the terms of, any indenture, mortgage, lease, deed of trust, agreement, contract, instrument or Law to which Borrower is a party or by which Borrower or any of Borrower's property, assets or revenue is bound or to which it is subject.

       4.4  Prior Names.  In the last five years, Borrower has not transacted
            -----------
business under any other partnership or trade name, been a party to any merger, combination, or consolidation or acquired all or substantially all of the assets of any Person.

       4.5  Relationship with Lender.  No Person who may be deemed to have
            ------------------------
"control" of Borrower is an "executive officer," "director," or "principal shareholder" of Lender or any correspondent of Lender, as such quoted terms are defined in Section 215.2 of Regulation O of the Board of Governors of the Federal Reserve System, as amended.

       4.6  Financial Statements and Reserve Reports.  The Current Financials
            ----------------------------------------
were prepared in accordance with the Accounting Standard and present fairly the financial condition and the result of operations of Borrower as of, and for the portion of the fiscal year ending on, the date or dates thereof. All material liabilities (direct or indirect, fixed or contingent) of Borrower as of the date or dates of the Current Financials are reflected therein or in the notes thereto. Between the date or dates of the Current Financials and the date hereof, there has been no material adverse change in the financial condition of Borrower, nor has Borrower incurred any material liability (direct or indirect, fixed or contingent). All Reserve Reports were prepared in accordance with generally accepted engineering practices.

       4.7  Labor Matters.  Borrower has no employees.
            -------------

       4.8  Litigation.  Except for the Litigation described on Schedule 4.8,
            ----------                                          ------------
Borrower is not involved in, nor is Borrower aware of any Litigation, nor are there any outstanding or unpaid judgments against Borrower. None of the Litigation described on Schedule 4.8 could, collectively or individually, have a
                        ------------
Material Adverse Effect if determined adversely against Borrower.

       4.9  Taxes and Claims.  All Tax returns and reports of Borrower required
            ----------------
to be filed have been filed All lawful claims under operating agreements, pooling orders and unitization agreements, and for labor, material and supplies, which, if unpaid, might become a Lien upon any of its property, and all Taxes and claims imposed upon Borrower which are due and payable have been paid.

       4.10 Government Regulation.  Neither Borrower nor any transaction
            ---------------------
contemplated hereunder is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, the Interstate Commerce Act (as any of the preceding acts have been amended), any regulations promulgated by the Office of Foreign Assets Control as codified in Chapter V of 31 C.F.R., or any other Law (other than Regulation G, T, U or X of the Board of Governors of the Federal Reserve System) which regulates the incurrence of Debt.

       4.11 Employee Benefit Plans.  Borrower does not currently sponsor or
            ----------------------
contribute to, nor has any contract or other obligation to contribute to (nor has Borrower in the preceding 60 calendar months sponsored or contributed to, or contracted to or become otherwise obligated to contribute to) any Plan or any Multiemployer Plan.

       4.12 Purpose of Loan.  The proceeds of the advances will be used for
            ---------------
general working capital and partnership purposes and shall not be used (i) to purchase or carry any "Margin Stock" (within the meaning of Regulation G or U of the Board of Governors of the Federal Reserve System), or (ii) for any purpose in violation of Regulations G, T, U or X of said Board of Governors.

       4.13 Properties; Liens; Debt.  The Borrower has fee simple legal title to
            -----------------------
or valid leasehold interest in, and the Borrower is the beneficial owner of, all the Mineral Interests in and to the Oil and Gas Leases which comprise the Mortgaged Properties. Except for Permitted Liens and the Lender's Lien, there is no Lien on any of Borrower's Mineral Interests in and to the Oil and Gas Leases which comprise the Mortgaged Properties. The Borrower has no Debt other than that listed on Schedule 5.2(a). JEDI has no right or interest under any
                    ---------------
agreement, instrument or other document entitling JEDI to look to any Mineral Interest of Borrower located outside the State of Utah or to seek or obtain any money judgment, deficiency or otherwise, against PEI with respect to the Mineral Interests of Borrower located outside the State of Utah.

       4.14 Material Agreements.  Borrower is not, nor will the execution,
            -------------------
delivery and performance of and compliance with the terms of the Loan Documents cause Borrower to be, in default (nor has any potential default occurred) under any Material Contract or any other material agreement, document or instrument other than such defaults or potential defaults which could not, individually or collectively, cause a Material Adverse Effect.

       4.15 No Consents.  Except as set forth on Schedule 4.15, no order,
            -----------                          -------------
consent, approval, license, permit, waiver, exemption, authorization of or validation of, or filing, recording or registration with (except as heretofore have been obtained or made), or exemption by, any Person is required to authorize, or is required in connection with, the execution, delivery, performance, legality, validity, binding effect, or enforceability of the Loan Documents.

       4.16 Environmental Laws; Hazardous Materials.  Except as set forth on
            ---------------------------------------
Schedule 4.16:
-------------

       (a) To the best knowledge of Borrower, neither any property of the Borrower nor the operations conducted thereon violates any Environmental Laws or order of any court or Governmental Authority with respect to Environmental Laws;

       (b) Without limitation of clause (a) above, no property of the Borrower and no operations currently conducted thereon or, to the best knowledge of Borrower, by any prior owner or operator of such property or operation, are in violation of or subject to any existing, pending or, to the best knowledge of Borrower, threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority with respect to Environmental Laws or to any remedial obligations under Environmental Laws;

       (c) To the best knowledge of Borrower, all notices, permits, licenses or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any and all property of the Borrower, including, without limitation, past or present treatment, storage, disposal or release of a Hazardous Material into the environment, have been duly obtained or filed;

       (d) To the best knowledge of Borrower, all Hazardous Material generated at any and all property of the Borrower have in the past been transported, treated and disposed of only by carriers maintaining valid permits under RCRA and any other Environmental Law and only at treatment, storage and disposal facilities maintaining valid permits under RCRA and any other Environmental Law, which carriers and facilities have been and are operating in compliance with such permits;

       (e) The Borrower has taken all steps necessary and reasonable to determine and has determined that no Hazardous Material has been disposed of or otherwise released and, to the best knowledge of Borrower, that there has been no threatened release of any Hazardous Material on or to any property of the Borrower except in compliance with Environmental Laws;

       (f) To the best knowledge of Borrower, the Borrower does not have any contingent liability in connection with any release or, threatened release of any Hazardous Material into the environment.

       4.17 Subsidiaries and Partnerships.  Except as set forth on Schedule 4.17
            -----------------------------                          -------------
the Borrower has no Subsidiaries and no interest in any general or limited partnerships.

       4.18 Capitalization and Control.  The capitalization of Borrower on the
            --------------------------
Closing Date is set forth on Schedule 4.18.  There are no options, warrants,
                             -------------
rights, calls, commitments, plans, contracts or other agreements granted or issued regarding any equity interest in the Borrower and none are authorized.

       4.19 General.  There are no material facts or conditions known to
            -------
Borrower relating to the Loan Documents, any of the Collateral or the financial condition and business of Borrower which could, individually or collectively, cause a Material Adverse Effect and which have not been related in writing to Lender. All writings heretofore or hereafter exhibited or delivered to Lender by or on behalf of Borrower are and will be genuine and in all respects what they purport and appear to be. No information furnished to Lender by or on behalf of Borrower contains any material misstatement of fact or, to Borrower's knowledge, omits to state any fact necessary to make the statements contained herein or therein in light of the circumstances in which they were made not materially misleading.

       4.20 Mortgaged Properties Same as Properties Engineered.  All of the
            --------------------------------------------------
Mortgaged Properties described in Exhibit D attached hereto and covered by the
                                  ---------
engineering reports which have previously been delivered to and relied upon by the Lender in connection with this Loan Agreement are part of the Mortgaged Properties described in the Oil and Gas Mortgage.

       4.21 Operation of Business.  The Borrower possesses all licenses,
            ---------------------
permits, franchises, patents, operating rights, copyrights, trademarks and trade names, or rights thereto, reasonably necessary to conduct its business substantially as now conducted and as presently proposed to be conducted, and Borrower is not in violation of any valid rights of others with respect to any of the foregoing.

       4.22 Operator of Working Interest.  With respect to each Mineral Interest
            ----------------------------
which is a working interest, such Mineral Interest is operated by a Person other than Borrower.

SECTION 5.  COVENANTS.
---------   ---------

       5.1  Affirmative Covenants.  Borrower covenants and agrees with Lender,
            ---------------------
so long as this Agreement shall remain in effect and the principal of or interest on the Note, or any other Obligation, shall be unpaid, as follows:

       (a)  Compliance with Law; Maintenance of Properties.  The Borrower will
            ----------------------------------------------
do or cause to be done all things necessary (i) to preserve and keep in full force and effect at all times its existence as a limited partnership and its rights, licenses and franchises, (ii) to continue to conduct its business substantially as now proposed to be conducted, (iii) to comply with all applicable Laws including, without limitation, ERISA, and (iv) to preserve all property in use or useful in the conduct of its business and keep the same in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals and replacements, betterments and improvements thereto so its business carried on in connection therewith may be properly and advantageously conducted at all times.

       (b)  Insurance.  The Borrower shall (i) keep its properties of an
            ---------
insurable nature insured at all times against such risks and to the extent that like properties are customarily insured by other companies engaged in the same or similar businesses similarly situated, and (ii) use its best efforts to cause the operator of each Mortgaged Property in which the Borrower owns a non-operating working interest to do the following:

            (A) Maintain for the benefit of all working interest owners insurance of the types and in the coverage amounts and with reasonable deductibles as is usual and customary including the following: (1) workman's compensation or similar insurance as may be required by applicable Law, (2) commercial or comprehensive general liability and public liability insurance against claims for personal injury, death or property damage suffered upon, in or about any premises or occurring as a result of the ownership, maintenance or operation of any automobile, truck or other vehicle or as the result of the use of products manufactured, constructed or sold, or services rendered and property damage by blowout and cratering, completed operations and broad form contractual liability as respects any contract in which the operator may enter into under the terms of its joint operating agreement, (3) fire insurance with a Broad Form Extended Coverage on all property owned or hereafter acquired on a full repair and replacement cost basis, (4) business interruption insurance covering risk of loss as a result of the cessation for all or any part of one year of any substantial part of any business conducted, and (5) operator's extra expense insurance covering the costs of controlling a blowout, the expenses involved in re-drilling or restoring the well, certain other related costs and seepage and pollution liability (the limits of this insurance may vary according to the depth and location of the well, all as is usual and customary in the energy business), all such insurance to be maintained with financially sound and reputable insurance companies, against such casualties, risks and contingencies, and in such types and amounts, as are consistent with customary practices and standards of companies engaged in similar business.

            (B) Name the non-operating working interest owners, including the Borrower, as an additional insured on the liability policies (if permitted by the applicable insurer).

            (C) Obtain the agreement of each insurance company that its policy may not be canceled, altered or amended without thirty (30) days prior written notice to the operator and all non-operating working interest owners. Borrower shall deliver to Lender a certificate of insurance for each policy of insurance which shall contain an endorsement showing Lender as a loss payee and as an additional insured, as applicable. Such endorsement shall provide for at least 30 days' prior notice to the Lender of any proposed termination or cancellation of such policy, whether on account of default or otherwise. The Borrower shall use its best efforts to obtain from its operators certificates of insurance coverage for each Mortgaged property as and when requested by the Lender.

       (c)  Use of Proceeds.  The proceeds of the Loans will be used by the
            ---------------
Borrower solely as provided herein.

       (d)  Inspection.  The Borrower will permit any representative of the
            ----------
Lender to visit and inspect any of its property, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with its officers, all at such reasonable times during normal business hours and as often as such Lender may reasonably request.

       (e)  Further Assurances.  The Borrower shall execute any and all further
            ------------------
documents and take all further actions which may be required under applicable law, or which the Lender may reasonably request, to grant, preserve, protect and perfect the first priority Lien on the Collateral created by the Security Documents (subject only to Liens permitted by the Loan Documents).

       (f)  INDEMNITY.  THE BORROWER SHALL INDEMNIFY THE LENDER AND ITS
            ---------
OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS AND AFFILIATES (EACH, AN "INDEMNIFIED PARTY") FROM, HOLD EACH OF THEM HARMLESS
                      -----------------
AGAINST, PROMPTLY UPON DEMAND PAY OR REIMBURSE EACH OF THEM WITH RESPECT TO, AND REFRAIN FROM CREATING OR ASSERTING AGAINST ANY OF THEM, ANY AND ALL ACTIONS, SUITS, PROCEEDINGS (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES), CLAIMS, DEMANDS, CAUSES OF ACTION, COSTS, LOSSES, LIABILITIES, DAMAGES OR EXPENSES OF ANY KIND OR NATURE WHATSOEVER INCLUDING, WITHOUT LIMITATION, THOSE BASED UPON NEGLIGENCE (BUT EXCLUDING THOSE BASED UPON GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) (COLLECTIVELY, THE "INDEMNITY MATTERS") WHICH MAY BE
                                        -----------------
INCURRED BY OR ASSERTED AGAINST OR INVOLVE ANY OF THEM (WHETHER OR NOT ANY OF THEM IS DESIGNATED A PARTY THERETO) AS A RESULT OF, ARISING OUT OF OR IN ANY WAY RELATED TO (I) ANY ACTUAL OR PROPOSED USE BY THE BORROWER OF THE PROCEEDS OF ANY OF THE LOANS, (II) THE BREACH OF ANY REPRESENTATION OR WARRANTY SET FORTH IN ANY LOAN DOCUMENT INCLUDING, WITHOUT LIMITATION, THOSE REGARDING ENVIRONMENTAL LAWS,
(III) THE FAILURE OF THE BORROWER TO PERFORM ANY OBLIGATION REQUIRED BY ENVIRONMENTAL LAWS OR BY ANY LOAN DOCUMENT IN CONNECTION WITH ENVIRONMENTAL LAWS, OR (IV) ANY OTHER ASPECT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL (INCLUDING ALLOCATED COSTS OF INTERNAL COUNSEL), ALL FORESEEABLE CONSEQUENTIAL DAMAGES OF ANY USE, GENERATION, MANUFACTURE, PRODUCTION, STORAGE, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, OR PRESENCE OF A HAZARDOUS MATERIAL, THE COSTS OF ANY REQUIRED OR NECESSARY ENVIRONMENTAL INVESTIGATION OR MONITORING ANY REPAIR, CLEANUP OR DETOXIFICATION OF ITS REAL PROPERTY AND THE PREPARATION AND IMPLEMENTATION OF ANY CLOSURE, REMEDIAL OR OTHER PLANS, AND ALL OTHER EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING,

DEFENDING OR PREPARING TO DEFEND ANY SUCH INDEMNITY MATTER. THE BORROWER SHALL BE OBLIGATED TO PAY OR REIMBURSE EACH INDEMNIFIED PARTY FOR ALL OUT-OF-POCKET COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND EXPENSES) INCURRED BY SUCH INDEMNIFIED PARTY IN CONNECTION WITH ANY INDEMNITY MATTER AT THE TIME SUCH COSTS AND EXPENSES ARE INCURRED AND SUCH INDEMNIFIED PARTY HAS GIVEN THE BORROWER WRITTEN NOTICE THEREOF. THE BORROWER'S OBLIGATIONS UNDER THIS SECTION ARE SUBJECT TO SECTION 8.13 HEREOF.
                                              ------------

       (g)  Books and Records.  Borrower shall (i) keep, in accordance with the
            -----------------
Accounting Standard , proper and complete books, records and accounts and (ii) permit Lender to inspect the same and make and take away copies thereof.

       (h)  Taxes.  Borrower shall promptly pay when due any and all Taxes due,
            -----
except Taxes for which the criteria for Permitted Liens have been satisfied.

       (i)  Payment of Obligations.  Borrower shall promptly pay all of its Debt
            ----------------------
as it becomes due except to the extent that any such Debt is being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which reserves or other provisions (if any) required by the Accounting Standard shall have been made, but Borrower will not, directly or indirectly, make any prepayment of principal of or interest on any Debt other than the Obligation.

       (j)  Expenses of Lender.  Any provision to the contrary notwithstanding,
            ------------------
and whether or not the transactions contemplated by this Agreement shall be consummated, Borrower shall pay on demand all reasonable out-of-pocket expenses (including, without limitation, the fees and expenses of counsel for Lender) in connection with the negotiation, preparation, execution, filing, recording, refiling, rerecording, modification, release, supplement and waiver of the Loan Documents and the making, servicing and collection of the Obligation including, without limitation, the Obligation under Section 7.4; provided, however, that
                                         -----------  --------  -------
the fees and expenses of primary counsel for Lender to be paid by Borrower in connection with the closing of the Loans shall not exceed $17,500, excluding local counsel fees.

       (k)  Environmental Laws.  Borrower shall conduct its business so as to
            ------------------
comply in all respects with all Environmental Laws except where the failure to so comply will not have a Material Adverse Effect.

       (l)  Supplemented Schedules.  Borrower shall supplement in writing and
            ----------------------
deliver to Lender revisions of the Schedules annexed to this Agreement to the extent necessary to disclose new or changed facts or circumstances after the Closing Date so as to cause the representations and warranties set forth herein to remain accurate and not misleading; provided that subsequent disclosures
                                       --------
shall not constitute a cure or waiver of any Default or Event of Default resulting from the matters disclosed.

       (m)  Accounts.  Borrower shall maintain its primary operating accounts at
            --------
the Lender.

       5.2  Negative Covenants.  Borrower covenants and agrees with Lender, so
            ------------------
long as this Agreement shall remain in effect and the principal of or interest on the Note, or any other Obligation, shall be unpaid, as follows:

       (a)  Debt.  Borrower will not, directly or indirectly, create, incur or
            ----
suffer to exist any direct, indirect, fixed or contingent liability for any Debt, other than (i) the Obligation, (ii) the Debt described on Schedule 5.2(a),
                                                                ---------------
if any, (iii) obligations to pay Taxes, (iv) accounts payable in the ordinary course of business, (v) other Debt up to $50,000 in the aggregate from time to time, (vi) salaries and wages, (vii) accrued expenses, deferred credits and loss contingencies which are properly classified as liabilities or indebtedness under the Accounting Standard, (viii) Subordinated Debt, and (ix) Hydrocarbon Hedges permitted pursuant to Section 5.2(s).
                      --------------

       (b)  Liens.  Borrower will not, directly or indirectly, (i) create, incur
            -----
or suffer or permit to be created or incurred or to exist any Lien upon any of its assets except (a) the Liens in favor of Lender, and (b) Permitted Liens, or
(ii) enter into or permit to exist any arrangement or agreement, other than the Loan Documents, which directly or indirectly prohibits Borrower from creating or incurring any Lien on any of its assets.

       (c)  Acquisitions, Mergers and Dissolutions.  Borrower will not, directly
            --------------------------------------
or indirectly (i) acquire all or any substantial portion of the assets or stock of, or interest in, any Person, except in connection with the acquisition of Mineral Interests in the ordinary course of business, (ii) liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), or (iii) otherwise undergo a change in control.

       (d)  Loans, Advances and Investments.  Except as permitted by Section
            -------------------------------                          -------
5.2(c),
------
Borrower will not directly or indirectly, make any loan, advance or extension of credit, or capital contribution to, make any investments in, or purchase or commit to purchase any stock or other securities or evidences of contractual obligations of, or interests in, any Person, other than (i) investments in obligations of the United States of America and agencies thereof and obligations guaranteed by the United States of America maturing within one year from the date of acquisition, (ii) certificates of deposit issued by commercial banks organized under the Laws of the United States of America or any state thereof and having a combined capital, surplus and undivided profits of not less than $250,000,000, or completely insured by the Federal Deposit Insurance Corporation, (iii) current trade and customer accounts receivable which are for goods furnished or services rendered in the ordinary course of business and are payable in accordance with customary trade terms, and (iv) loans to POC up to $300,000 in the aggregate from time to time.

       (e)  Employee Benefit Plans.  Borrower will not, directly or indirectly,
            ----------------------
sponsor or contribute to, or create or suffer to exist any contractual or other obligation to contribute to, any Plan or Multiemployer Plan.

       (f)  Distributions.  Borrower will not, directly or indirectly, (i)
            -------------
retire, redeem, purchase or otherwise acquire for value any equity interest of Borrower or (ii) declare, make or pay any distribution on or with respect to any such interest; provided, however, that so long as there has not
               --------  -------
occurred, and after giving effect thereto there does not exist, a Default or Event of Default, Borrower may declare or pay such distributions up to an amount equal to, in any fiscal year of Borrower, Borrower's partners' aggregate tax obligation with respect to the net income of Borrower at all times during which Borrower is a limited partnership.

       (g)  Capital Expenditures; Exploration Expenses.  Borrower will not,
            ------------------------------------------
directly or indirectly, make (i) capital expenditures other than such expenditures which are for or related to assets or leaseholds used or useful in the normal business operations of Borrower, or (ii) incur exploration expenses in excess of $250,000 during any six month period commencing upon the applicable Determination Date.

       (h)  Issuance of Equity Interests.  Borrower will not, directly or
            ----------------------------
indirectly, issue, sell or otherwise dispose of (i) any equity interest in Borrower, (ii) any securities convertible into or exchangeable for any such interest, or (iii) any carrying Rights, warrants, options, or other rights to subscribe for or purchase any such interest. No new partners shall be admitted to Borrower's partnership.

       (i)  Transactions with Affiliates.  Borrower will not, directly or
            ----------------------------
indirectly, enter into any transaction (including, but not limited to, the sale or exchange of property or the rendering of service) with any of its Affiliates, other than in the ordinary course of business of Borrower and upon fair and reasonable terms no less favorable to Borrower than Borrower could obtain or could become entitled to in an arm's-length transaction with a Person which was not an Affiliate.

       (j)  Sale of Assets.  Without the prior written consent of Lender,
            --------------
Borrower will not, directly or indirectly, sell, lease or otherwise dispose of all or any substantial part of its assets, other than (i) sales of inventory (including Hydrocarbon production) in the ordinary course of business, and (ii) sales of Proven Reserves which do not exceed $250,000 in the aggregate during any six month period commencing upon any Determination Date, provided that upon
                                                             --------
prior written consent of Lender, Borrower may sell Proven Reserves with an aggregate sales price in excess of $250,000 during such period, and provided
                                                                    --------
further that (x) to the extent the aggregate amount of proceeds from such sales
-------
do not exceed $250,000 during any applicable period of determination, the Borrowing Base shall be reduced by the amount of such proceeds and (y) to the extent the aggregate amount of proceeds from such sales exceed $250,000 during any applicable period of determination, the Borrowing Base shall be reduced by the lesser of (A) the amount of such proceeds or (B) such amount determined by Lender in its sole discretion.

       (k)  Hazardous Materials.  Borrower shall not permit the manufacture,
            -------------------
storage, transmission, presence, release, discharge or disposal of any Hazardous Materials over, upon or under any of the real property except as permitted by Law.

       (l)  Change in Ownership of Borrower.  Without the prior written consent
            -------------------------------
of Lender, (i) PGP shall own no less than 99% of the Borrower, as the sole limited partner, and PEI shall own no less than 1% of the Borrower, as the sole general partner, and (ii) Natural Gas Partners, L.P. and Natural Gas Partners II, L.P., individually or collectively, shall own no less than fifty-one percent (51%) of the limited partnership interest of PGP.

       (m)  Fixed Charge Coverage Ratio.  For each period set forth below,
            ---------------------------
Borrower will not permit its ratio of (i) net income, plus (to the extent deducted therefrom in arriving at net income) depreciation, depletion and amortization, interest expense, federal income taxes actually paid (or distributions to partners of Borrower for the payment of taxes pursuant to
Section 5.2(f)), cash capital contributions to Borrower from Borrower's
--------------
partners, intangible drilling costs, and intangible completion costs, to (ii) the sum of (x) Current Maturities of Long Term Debt, and (y) interest expense paid, to be less than 1.25 to 1.0:

            (1) for the fiscal quarter ending June 30, 1995;

            (2) for the two consecutive fiscal quarters ending September 30, 1995; and

            (3) for the three consecutive fiscal quarters ending December 31, 1995 and for any fiscal quarter ending thereafter, on a rolling four-quarter basis.

       (n)  Capitalization.  Borrower will not permit, at any time,  its
            --------------
capitalization to be less than $3,200,000. For purposes hereof, in determining net income for the calculation of capitalization, net income shall include (to the extent deducted therefrom in arriving at net income) depreciation, amortization, depletion, intangible drilling costs and intangible completion costs.

       (o)  Current Ratio.  On a consolidated basis, Borrower will not permit,
            -------------
at any time, the ratio of (i) current assets to (ii) current liabilities to be less than 1.25 to 1.0. For purposes hereof, current assets shall include an amount equal to the Borrowing Base less then unpaid balance of the Loan.

       (p)  Compliance with Laws and Documents.  Borrower will not, directly or
            ----------------------------------
indirectly, violate the provisions of any Laws, its agreement of limited partnership or any material agreements if such violation alone, or when aggregated with all other such violations, could cause a Material Adverse Effect.

       (q)  New Businesses.  Borrower will not, directly or indirectly, engage
            --------------
in any business other than the exploration, development, production and sale of its Mineral Interests and related businesses in which it is presently engaged.

       (r)  Fiscal Year and Accounting Methods.  Borrower will not change its
            ----------------------------------
fiscal year (which currently is December 31) or method of accounting (other than immaterial changes in methods).

       (s)  Hydrocarbon Hedges.  Borrower will not enter into any Hydrocarbon
            ------------------
Hedge without the prior written consent of the Bank other than Hydrocarbon Hedges which in the aggregate do not exceed sixty percent (60%) of anticipated production from developed and producing Proven Reserves during the term of such Hydrocarbon Hedge transactions.

       5.3  Reporting Requirements.  Borrower shall cause the following to be
            ----------------------
furnished to Lender:

       (a)  (i)   As soon as available, but no later than 90 days after the last day of each fiscal year of Borrower, audited Financial Statements showing the financial condition and result of operations of Borrower as of, and for the year ended on, such last day, accompanied by (i) the opinion, without material qualification, of a firm of independent certified public accountants reasonably acceptable to Lender, based on an audit using generally accepted auditing standards, that the portions of such Financial Statements were prepared in accordance with the Accounting Standard and present fairly the financial condition and result of operations of Borrower, and (ii) a Financial Report Certificate with respect to such Financial Statements.

            (ii) As soon as available, but no later than 90 days after the last day of each fiscal year of PGP, audited Financial Statements showing the financial condition and result of operations of PGP and POC on a consolidated and consolidating basis as of, and for the year ended on, such last day, accompanied by (i) the opinion, without material qualification, of a firm of independent certified public accountants reasonably acceptable to Lender, based on an audit using generally accepted auditing standards, that the portions of such Financial Statements were prepared in accordance with the Accounting Standard and present fairly the financial condition and result of operations of PGP.

       (b)  (i)   As soon as available, but no later than 45 days after the last day of each fiscal quarter (A) Financial Statements showing the financial condition and result of operations of Borrower as of, and for the period from the beginning of the current fiscal year, to such last day, and (B) a Financial Report Certificate with respect to such Financial Statements.

            (ii) As soon as available, but no later than 45 days after the last day of each fiscal quarter, Financial Statements showing the financial condition and result of operations of POC as of, and for the period from the beginning of the current fiscal year, to such last day.

            (iii) As soon as available, but no later than 45 days after the last day of each fiscal quarter, Financial Statements showing the financial condition and result of operations of PGP as of, and for the period from the beginning of the current fiscal year, to such last day.

       (c)  The Reserve Reports described in Section 2.2 at the times prescribed
                                             -----------
therein.

       (d) As soon as available, but not later than 90 days after the last day of each six month period commencing upon the applicable Determination Date, an exploration expenditure summary showing the exploration expenses incurred by Borrower for such six month period.

       (e) Notice, promptly after Borrower knows or has good faith reason to believe, of (i) the existence and status of any Litigation with respect to Borrower which could have a Material Adverse Effect, (ii) any change in any material fact or circumstance represented or warranted in any Loan Document,
(iii) a Default or Event of Default, specifying the nature thereof and what action Borrower has taken, is taking, or proposed to take with respect thereto.

       (f) Promptly upon request therefor by Lender, such information (not otherwise required to be furnished under the Loan Documents) respecting the business affairs, assets and liabilities of Borrower or any Person guaranteeing or providing Collateral to secure all or any part of the Obligation and such opinions, certifications and documents, in addition to those mentioned in this Agreement, as Lender may reasonably request.

SECTION 6.  EVENTS OF DEFAULT.  The term "Event of Default" means the occurrence
---------   -----------------
of any one or more of the following events:

       6.1  Payment of Obligation.  The failure or refusal of Borrower to pay
            ---------------------
any portion of the Obligation as the same becomes due in accordance with the terms of the Loan Documents.

       6.2  Certain Covenants.  The failure or refusal of Borrower to punctually
            -----------------
and properly perform, observe and comply with any covenant, agreement or condition contained in Sections 5.1(e), (g), (k) and (l) and such failure or
                       ---------------- ---  ---     ---
refusal continues for a period of five (5) days after Borrower has, or, with the exercise of reasonable investigation, should have, notice thereof.

       6.3  Other Covenants.  The failure or refusal of Borrower to punctually
            ---------------
and properly perform, observe and comply with any covenant, agreement or condition contained in this Agreement (other than the Sections listed in
Section 6.2 above).
-----------

       6.4  Loan Documents and Security Documents.  An Event of Default shall
            -------------------------------------
occur and be continuing under any Security Document or other Loan Document;

       6.5  Bankruptcy.  (i) The Borrower shall commence a voluntary case
            ----------
concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto, (ii) an involuntary case is commenced against the Borrower and the petition is not controverted within 10 days, or is not dismissed within 30 days, after commencement of the case, (iii) a custodian is appointed for, or takes charge of, all or any substantial part of the property of the Borrower, (iv) the Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or there is commenced against the Borrower any such proceeding which remains undismissed for a period of 30 days, (v) the Borrower is adjudicated insolvent or bankrupt, (vi) the Borrower makes a general assignment for the benefit of creditors, (vii) the Borrower shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due, (viii) the Borrower shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts, or (ix) the Borrower shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing;

       6.6  Attachment.  The failure to have discharged within a period of 30
            ----------
days after the commencement thereof any attachment, sequestration or similar proceeding against any assets of Borrower, which assets have a value, individually or collectively, in excess of $50,000.

       6.7  Payment of Judgments.  Borrower shall fail to pay any money judgment
            --------------------
in excess of $50,000 against it or its assets at least ten days prior to the date on which Borrower's assets may be sold lawfully to satisfy such judgment.

       6.8  Default Under Other Debt.  Borrower shall default in the due and
            ------------------------
punctual payment of the principal of or the interest on any Debt in excess of $50,000 in the aggregate principal amount, secured or unsecured, or in the due performance or observance of any covenant or condition of any indenture or other agreement executed in connection therewith, and such default shall have continued beyond any period of grace provided with respect thereto.

       6.9  Material Adverse Effect.  The occurrence of any event or events
            -----------------------
which shall have or cause a Material Adverse Effect.

       6.10 Impairment of Collateral or Ability to Pay.  The discovery by Lender
            ------------------------------------------
of reliable and accurate information that the prospect of payment or performance of the Obligation is reasonably likely to be materially impaired, or that the value of the Collateral has or will be materially decreased and the situation giving rise thereto is not corrected to the reasonable satisfaction of Lender within 20 days after notice thereof from Lender to Borrower.

       6.11 Misrepresentation.  Any statement, representation, or warranty in
            -----------------
the Loan Documents or in any writing ever delivered by Borrower or on behalf of Borrower to Lender pursuant to the Loan Documents is false, misleading or erroneous in any material respect when made or deemed to be repeated.

SECTION 7.  RIGHTS AND REMEDIES.
---------   -------------------

       7.1  Remedies.  Upon and after the occurrence of an Event of Default,
            --------
Lender may, at its election, do any one or more of the following without notice of any kind, including, without limitation, notice of acceleration or of intention to accelerate, presentment and demand or protest, all of which are hereby expressly waived by Borrower: (a) declare the entire unpaid balance of the Obligation, or any part thereof, immediately due and payable, whereupon it shall be due and payable (provided that, upon the occurrence of an Event of Default under Section 6.5(i) - (vi) inclusive, the entire Obligation shall
              ---------------------
automatically become due and payable without notice or other action of any kind whatsoever); (b) terminate its commitment to lend hereunder; (c) reduce any claim to judgment; (d) exercise the Rights of offset or banker's lien against the interest of Borrower in and to every account and other property of Borrower which are in the possession of Lender to the extent of the full amount of the Obligation; (e) foreclose any or all Liens held by Lender or otherwise realize upon any and all of the Rights Lender may have in and to the Collateral, or any part thereof; and (f) exercise any and all other legal or equitable Rights afforded by the Loan

Documents, the Laws of the State of Texas or any other jurisdiction as Lender shall deem appropriate.

       7.2  Performance by Lender.  If any covenant, duty or agreement of
            ---------------------
Borrower is not performed in accordance with the terms of the Loan Documents, Lender may, at its option, perform or attempt to perform, such covenant, duty or agreement on behalf of Borrower. In such event, any amount expended by Lender in such performance or attempted performance shall be payable by Borrower to Lender on demand, shall become part of the Obligation and shall bear interest at the Default Rate from the date of such expenditure by Lender until paid. Notwithstanding the foregoing, it is expressly understood that Lender does not assume and shall never have, except by express written consent of Lender, any liability or responsibility for the performance of any covenant, duty or agreement of Borrower.

       7.3  Delegation of Duties and Rights.  Lender may perform any of its
            -------------------------------
duties or exercise any of its Rights under the Loan Documents by or through its officers, directors, employees, attorneys, agents or other representatives.

       7.4  Expenditures by Lender.  All court costs, reasonable attorneys'
            ----------------------
fees, other costs of collection and other sums spent by Lender pursuant to the exercise of any Right (including, without limitation, any effort to collect or enforce the Note) provided herein shall be payable to Lender on demand, shall become part of the Obligation and shall bear interest at the Default Rate from the date spent until the date repaid.

SECTION 8.  MISCELLANEOUS.
---------   -------------

       8.1  Notices.  All notices, requests and other communications to any
            -------
party hereunder shall be in writing and shall be given to such party at its address or fax number set forth on Schedule 8.1 hereto or such other address or
                                   ------------
fax number as such party may hereafter specify by notice to the Lender and the Borrower. Each such notice, request or other communication shall be effective
(i) if given by fax, when transmitted to the fax number specified in this Section and a confirmation of receipt (which may be telephonic) is given by the recipient, (ii) if given by mail, on the fourth day after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified in this Section.

       8.2  Amendments, Etc.  No amendment or waiver of any provision of this
            ----------------
Agreement or the Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

       8.3  No Waiver; Remedies Cumulative.  No failure or delay on the part of
            ------------------------------
the Lender in exercising any right or remedy hereunder and no course of dealing between the Borrower and the Lender shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Lender would otherwise have.

       8.4  Successors and Assigns.  This Agreement shall be binding upon and
            ----------------------
inure to the benefit of the Borrower and the Lender and their respective successors and permitted assigns. Neither the Borrower nor Lender may assign or transfer any of its rights or obligations hereunder without the prior written consent of the non-assigning party, such consent not to be unreasonably withheld and any purported assignment in violation of the foregoing shall be null and void.

       8.5  Number and Gender of Words.  Whenever in any Loan Document the
            --------------------------
singular number is used, the same shall include the plural where appropriate, and vice versa; and words of any gender in any Loan Document shall include each
    ----------
other gender where appropriate. The words "herein," "hereof," and "hereunder," and other words of similar import refer to the relevant Loan Document as a whole and not to any particular part or subdivision thereof.

       8.6  Headings.  The headings, captions, and arrangements used in any of
            --------
the Loan Documents are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms of the Loan Documents, nor affect the meaning thereof.

       8.7  Exhibits and Schedules.  If any Exhibit or Schedule, which is to be
            ----------------------
executed and delivered, contains blanks, the same shall be completed correctly and in accordance with the terms and provisions contained and as contemplated herein prior to, at the time of, or after the execution and delivery thereof. Each of the Exhibits and Schedules are incorporated herein by this reference.

       8.8  Form and Number of Documents.  Each agreement, document, instrument,
            ----------------------------
or other writing to be furnished to Lender under any provision of this Agreement must be in form and substance and in such number of counterparts as may be satisfactory to Lender and its counsel.

       8.9  Conflicts.  Except as otherwise provided in this Agreement and
            ---------
except as otherwise provided in the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with or is inconsistent with any provision in the other Loan Documents, the provision contained in this Agreement shall govern and control.

       8.10 Waivers by the Borrower.  Except as otherwise provided for in this
            -----------------------
Agreement, the Borrower waives (i) presentment, demand and protest and notice of presentment, notice of intent to accelerate the maturity of the Obligations and notice of such acceleration, protest, default, non-payment, maturity, release, compromise, settlement, extension, or renewal; (ii) all rights to notice of a hearing prior to the Lender's taking possession or control of, or the Lender's replevy, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing the Lender to exercise any of Lender's remedies; and (iii) the benefit of all valuation, appraisement and exemption laws. The Borrower acknowledges that it has been advised by counsel with respect to this Agreement and the transactions evidenced by this Agreement.

     8.11 Changes in the Accounting Standard.  All accounting and financial
          -----------------------------------
terms used in any of the Loan Documents and the compliance with each covenant contained in the Loan Documents which relates to financial matters shall be determined in accordance with the Accounting Standard, except to the extent that a deviation therefrom is expressly stated in such Loan Documents. Should a change in the Accounting Standard require a change in any method of accounting, then such change shall not result in an Event of Default if, at the time of such change, such Event of Default had not occurred and was not then continuing, based upon the former methods of accounting used by or on behalf of Borrower; provided that, after any such change in accounting methods, the Financial
-------- ----
Statements required to be delivered to Lender pursuant to the terms hereof shall be prepared in compliance with such new method or methods of accounting but accompanied by such information, in form and detail satisfactory to Lender, that will allow Lender to readily determine the effect of such changes in accounting methods on such Financial Statements, and, for the purpose of determining whether an Event of Default has occurred, Lender shall look solely to such Financing Statements as adjusted to reflect compliance with such former method or methods of accounting.

     8.12 Exceptions to Covenants.  Borrower shall not take any action or fail
          -----------------------
to take any action which is permitted as an exception to any of the covenants contained in any of the Loan Documents if such action or omission would result in the breach of any other covenant contained in any of the Loan Documents.

     8.13 Survival.  All covenants, agreements, undertakings, representations,
          --------
and warranties made in any of the Loan Documents shall survive all closings under the Loan Documents and, except as otherwise indicated, shall not be affected by any investigation made by any party. The Borrower's obligations under Sections 5.1(f) and 5.1(j) hereof (A) shall remain operative and in full
      --------------------------
force and effect regardless of the termination of this Agreement, the repayment of the Note, or the existence of any investigation made on behalf of the Lender regarding the representations and warranties made by the Borrower in connection with the Loan Documents. If and to the extent that the obligations of the Borrower under Section 5.1(f) and 5.1(j) are unenforceable for any reason, the
               --------------     ------
Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law.

     8.14 GOVERNING LAW.  THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS AND
          -------------
COLLATERAL DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

     8.15 VENUE; SERVICE OF PROCESS.  BORROWER, FOR ITSELF, ITS SUCCESSORS AND
          -------------------------
ASSIGNS, HEREBY (A) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE OF TEXAS AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS AND THE OBLIGATION BY SERVICE OF PROCESS AS PROVIDED BY TEXAS LAW, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY

LITIGATION ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS AND THE OBLIGATION BROUGHT IN DISTRICT COURTS OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, (C) IRREVOCABLY WAIVES ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (D) AGREES TO DESIGNATE AND MAINTAIN AN AGENT FOR SERVICE OF PROCESS IN DALLAS, TEXAS, IN CONNECTION WITH ANY SUCH LITIGATION AND TO DELIVER TO LENDER EVIDENCE THEREOF, (E) IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH LITIGATION BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO SUCH BORROWER AT ITS ADDRESS SET FORTH HEREIN, AND (F) IRREVOCABLY AGREES THAT ANY LEGAL PROCEEDING AGAINST LENDER ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS ON THE OBLIGATION SHALL BE BROUGHT IN THE DISTRICT COURTS OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY APPLICABLE LAW.

     8.16 WAIVER OF JURY TRIAL.  BORROWER FOR ITSELF AND ITS SUCCESSORS AND
          --------------------
ASSIGNS, HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS, OR ANY DEALINGS WITH LENDER RELATING TO THE SUBJECT MATTER OF THE LOAN TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     8.17 Maximum Interest Rate.  It is the intention of the parties hereto to
          ---------------------
comply with applicable usury laws (now or hereafter enacted); accordingly, notwithstanding any provision to the contrary in this Agreement, the Note, the other Loan Documents, or any other document relating hereto, in no event shall this Agreement or any such other document require the payment or permit the collection of interest in excess of the maximum amount permitted by such laws. If from any circumstances whatsoever, fulfillment of any provision of this Agreement or of any other document pertaining hereto or thereto, shall involve transcending the limit of validity prescribed by law for the collection or charging of interest, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances Lender shall ever receive anything of value as interest or deemed interest by applicable law under this Agreement, the Note, the other Loan Documents, or any other document pertaining hereto or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under the Note or on account of any other indebtedness of

Borrower to Lender, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of such indebtedness, such excess shall be refunded to Borrower. In determining whether or not the interest paid or payable with respect to any indebtedness of Borrower to Lender, under any specific contingency, exceeds the highest lawful rate, Borrower and Lender shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness does not exceed the maximum amount permitted by applicable law, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by applicable law.

     To the extent the Laws of the State of Texas are applicable for purposes of determining the "Maximum Rate," such term shall mean the "indicated rate ceiling" from time to time in effect under Article 1.04, Title 79, Revised Civil Statutes of Texas, as amended, or, if permitted by applicable Law and effective upon the giving of the notices required by such Article 1.04 (or effective upon any other date otherwise specified by applicable Law), the "monthly ceiling," the "quarterly ceiling," or "annualized ceiling" from time to time in effect under such Article 1.04, whichever that Lender shall elect to substitute for the "indicated rate ceiling," and vice versa, each such substitution to have the
                              ----------
effect provided in such Article 1.04; and Lender shall be entitled to make such election from time to time and one or more times and, without notice to Borrower, to leave any such substitute rate in effect for subsequent periods in accordance with subsection (h)(1) of such Article 1.04. Pursuant to Article 15.10(b) of Chapter 15, Subtitle 79, Revised Civil Statutes of Texas, 1925, as amended, Borrower agrees that such Chapter 15 (which regulates certain revolving credit loan accounts and revolving tri-party accounts) shall not govern or in any manner apply to the Obligation.

     8.18 Severability.  If any provision of this Agreement is held to be
          ------------
illegal, invalid, or unenforceable, such provision shall be fully severable, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected thereby.

     8.19 Lender Not in Control.  None of the covenants or other provisions
          ---------------------
contained in this Agreement shall, or shall be deemed to, give Lender the Right or power to exercise control over the affairs or management of Borrower, the power of Lender being limited to the Right to exercise the remedies provided in
Section 7.
---------

     8.20 Entirety and Amendments.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS
          -----------------------
REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. This Agreement and the other Loan Documents embodies the entire agreement between Borrower and Lender and supersedes all prior proposals, agreement and understandings relating to the subject matter hereof. Borrower certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth herein and the other Loan Documents of even date herewith.

     8.21 Multiple Counterparts.  This Agreement may be executed in a number of
          ---------------------
identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one Agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     8.22 Petroleum Terms.  All petroleum terms used herein and in the other
          ---------------
Loan Documents including without limitation the terms "working interest," "net revenue interest," "proved reserves," "proved developed reserves," "proved developed producing reserves," "proved developed nonproducing reserves" and "proved undeveloped reserves" have the meanings given such terms from time to time and at the time in question by the Society of Petroleum Engineers of the American Institute of Mining Engineers.

     8.23 DTPA WAIVER.  BORROWER HEREBY WAIVES ALL PROVISIONS OF THE DECEPTIVE
          -----------
TRADE PRACTICES - CONSUMER PROTECTION ACT (TEX. BUS. & COM. CODE ANN. (S)17.01 ET SEQ. (VERNON SUPP. 1987)), OTHER THAN SECTION 17.555 THEREOF PERTAINING TO
-- ---
CONTRIBUTION AND INDEMNITY, AND EXPRESSLY WARRANTS AND REPRESENTS THAT BORROWER
(A) HAS ASSETS OF $5,000,000 OR MORE, (B) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE BORROWER TO EVALUATE THE MERITS AND RISKS OF THIS TRANSACTION, (C) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION RELATIVE TO LENDER, AND (D) HAS BEEN REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

     8.24 Non-recourse against Utah Mineral Interests.  Lender shall not look to
          -------------------------------------------
any Mineral Interest of PGP located within the State of Utah nor will seek or obtain any money judgment, deficiency or otherwise, against PEI with respect to the Mineral Interests of PGP located within the State of Utah; provided,
                                                               --------
however, the foregoing limitation shall only apply so long as JEDI shall not
-------
look to any Mineral Interest of Borrower located outside the State of Utah nor will seek or obtain any money judgment, deficiency or otherwise, against PEI with respect to the Mineral Interests of Borrower located outside the State of Utah.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     EXECUTED as of the day and year first mentioned.

                            PGP II, L.P.



                            By:  Petroglyph Energy, Inc., its general partner


                            By: /s/ Robert C. Murdock
                               ---------------------------------------------
                               Robert C. Murdock
                               President

                            TEXAS COMMERCE BANK NATIONAL
                            ASSOCIATION



                            By: /s/ Timothy E. Perry
                               ---------------------------------------------
                               Timothy E. Perry
                               Senior Vice President



          DTPA Waiver.  The undersigned, legal counsel to Borrower, executes
          -----------
this Agreement solely to acknowledge the waiver of the Texas Deceptive Trade Practices - Consumer Protection Act contained in Section 8.23 of the Agreement.
                                                 ------------

                            Borrower's Counsel:

                            Morris, Laing, Evans, Brock & Kennedy,
                            Chartered


                            By: /s/ A.J. Schwartz
                               ---------------------------------------------
                               A.J. Schwartz, Esq.

                                 SCHEDULE 3.1


                       CLOSING DOCUMENTS AND CONDITIONS
                       --------------------------------


          (a) Loan Agreement. This Agreement shall have been duly executed and
              --------------
delivered to Lender by Borrower.

          (b) Note.  Lender shall have received the Note dated the Closing Date,
              ----
conforming to the requirements of the Agreement and executed by Borrower.

          (c) Well Certificates.  The Borrower shall have delivered to the
              -----------------
Lender certificates for each producing well and each unit containing producing wells located on the oil and gas properties described in the Oil and Gas Mortgage, which Well Certificates shall be in the form of Exhibit E attached
                                                          ---------
hereto containing the information as provided for therein, which shall be satisfactory to the Lender.

          (d) Gas Contracts.  Copies of all gas sales and/or gathering and/or
              -------------
transportation, and/or processing contracts covering the Mortgaged Property in form and substance satisfactory to the Lender.

          (e) Oil and Gas Mortgage.  The Oil and Gas Mortgage substantially in
              --------------------
the form and upon the terms of Exhibit C, dated the Closing Date, should be
                               ---------
executed and delivered by Borrower to Lender and create a first lien on Proven Reserves constituting at least 80% of discounted present value of all Proven Reserves, as determined by Lender in its sole discretion.

          (f) Financing Statements.  All Uniform Commercial Code financing
              --------------------
statements required or, in Lender's opinion, advisable to be filed in order to create, in favor of the Lender, a first priority perfected Lien on the Collateral with respect to which a Lien can be perfected by means of filing a Uniform Commercial Code financing statement, shall have been properly executed and delivered to Lender, and all necessary filing, subscription and inscription fees and all recording and other similar fees, and all taxes and other expenses related to such filings and recordings have been paid in full by or on behalf of Borrower.

          (g) Transfer Order Letters.  The Borrower shall have delivered to the
              ----------------------
Lender transfer order letters (the "Transfer Order Letters") for each producing
                                    ----------------------
unit described in each Well Certificate, which Transfer Order Letters shall be in the form of Exhibit F attached hereto containing the information as provided
               ---------
for therein, which shall be satisfactory to the Lender.

          (h) UCC Searches.  The results of Uniform Commercial Code searches
              ------------
showing all filings on file against Borrower (and its predecessors) in the offices of the Secretary of State of Texas, Kansas, and Colorado and such other offices as Lender may require, each such search dated a date reasonably close to the Closing Date.

          (i) Releases and/or Assignments.  Releases and/or assignments of all
              ---------------------------
existing Liens on the Collateral (other than Liens shown on Schedule 4.13),
                                                            -------------
including without limitation, those held by Sunflower Bank, N.A. against assets of Borrower.

          (j) Legal Opinion.  Lender shall have received the opinion dated the
              -------------
Closing Date and addressed to Lender, of legal counsel to Borrower, such opinion to be substantially in the form of Exhibit J to the Agreement, subject to
                                   ---------
modifications as Lender in its sole discretion may permit.

          (k) Opinion of Local Counsel.  Lender shall have received favorable
              ------------------------
opinions dated the Closing Date and addressed to Lender, of local counsel to the Borrower in Kansas and Colorado. Such opinion to be substantially in the form of Exhibit H to the Agreement, subject to modifications as Lender in its sole
   ---------
discretion may permit; and

          (l) Solvency Certificates.  Lender shall have received a solvency
              ---------------------
certificate in the form of Exhibit G  to the Agreement executed by an executive
                           ----------
officer the general partner of Borrower.

          (m) Representations and Warranties, Defaults and Judgments.  Lender
              ------------------------------------------------------
shall have received a certificate from the chief executive officer of the general partner of Borrower dated the Closing Date to the effect that: (i) the representations and warranties made by Borrower in the Agreement and the other Loan Documents to which Borrower is a party or which are contained in any certificate, document or financial or other statement of Borrower furnished at any time under or in connection with the Agreement or the other Loan Documents shall be correct on and as of the date requested for the making of such loan as if made on and as of such date, (ii) no Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the advance to be made on such date, and (iii) no outstanding or unpaid judgment and no actions, suits or proceedings before any court or before any governmental or administrative body or agency which might prevent or preclude the consummation of the transactions contemplated by the Agreement or the other Loan Documents to which Borrower is a Party are pending or to the best of its knowledge, threatened against such entity.

          (n) Partnership Proceedings.  Lender shall have received a copy of the
              -----------------------
resolutions (in form and substance reasonably satisfactory to Lender) of the partners of Borrower authorizing (i) the execution, delivery and performance of the Agreement, the Note, and the other Loan Documents to which Borrower is a party, (ii) the consummation of the transactions contemplated by the Agreement and the other Loan Documents to which Borrower is a party, and (iii) the borrowings and grants of Liens under the Agreement and the other Loan Documents, all certified by the Secretary of the general partner of Borrower on the Closing Date. Such certificates shall state that the resolutions set forth therein have not been amended, modified, revoked or rescinded as of the date of such certificates.

          (o) Incumbency Certificates.  Lender shall have received a certificate
              -----------------------
of the Secretary of the general partner of Borrower dated the Closing Date, as to the incumbency and signature of the officers of the general partner of Borrower executing the Agreement, the Note and the other Loan Documents to which Borrower is a party, and any certificate or other documents to be delivered pursuant thereto, together with evidence of the incumbency of such Secretary.

          (p) Organizational Documents.  Borrower shall have delivered to Lender
              ------------------------
(i) a copy, certified as of the Closing Date by the Secretary of the general partner of Borrower, of its agreement of limited partnership as in effect on the Closing Date, (ii) a certificate or telex confirmation as of the Closing Date from the Secretary of State of the State of Delaware as to the existence of Borrower as a limited partnership, (iii) a certificate or telex confirmation as of a date reasonably close to the Closing Date from the office of the Secretary of the State of Delaware certifying that Borrower is in good standing, (iv) a certificate dated the Closing Date from the Secretary of the general partner of Borrower to the effect that the document delivered pursuant to (i) above is a true and correct copy of such document and as on file with the Secretary of State of the State of Delaware and no action has been taken to amend, modify or repeal such document, the same being in full force and effect in such form on the Closing Date, (v) a certificate or telex confirmation within thirty (30) days of the Closing Date from the Secretary of State of each jurisdiction in which each Borrower is required to qualify as a foreign limited partnership as to the good standing of each Borrower as a foreign limited partnership, (vi) a copy, certified as of a date reasonably close to the Closing Date by the Secretary of State of the State of Kansas, of the articles of incorporation, together with all amendments thereto, of PEI, (vii) a copy, certified as of the Closing Date by the Secretary or an Assistant Secretary of PEI, of its By-Laws in effect on the Closing Date, (viii) a certificate or telex confirmation as of the Closing Date from the Secretary of State of the State of Kansas as to the existence of PEI as a corporation, (ix) a certificate or telex confirmation as of a date reasonably close to the Closing Date from the office of the comptroller of the State of Kansas certifying that PEI is in good standing, (x) a certificate dated the Closing Date from the Secretary or Assistant Secretary of PEI to the effect that the documents delivered pursuant to (vi) and (vii) are a true and correct copy of such documents and, as relates to the documents delivered pursuant to (vi), as on file with the Secretary of State of the State of Kansas and no action has been taken to amend, modify or repeal such documents delivered pursuant to (vi) and (vii), the same being in full force and effect in such form on the Closing Date and (xi) a certificate or telex confirmation as a date reasonably close to the Closing Date from the Secretary of State of each jurisdiction in which PEI is required to qualify as a foreign corporation as to the good standing of PEI as a foreign corporation.

          (q) Copies of Material Contracts.  A copy of each Material Contract
              ----------------------------
pertaining to the Mortgaged Property which either (i) affects the Borrower's title to the Mortgaged Property or otherwise affects the value, use or operation of the Mortgaged Property in any material respect or (ii) creates or evidences a material obligation or liability on the part of the Borrower.

          (r) Subordinated Debt.  The Subordinated Debt will be subordinated to
              -----------------
the Obligation on terms and conditions satisfactory to Lender.

          (s) Title Opinions.  Borrower shall have caused to be delivered to the
              --------------
Lender current favorable title opinions with respect to the Mortgaged Property containing at least 80% of the value of Borrower's Proven Reserves in the Mineral Interests. Each title opinion (i) shall be addressed to Lender and issued by counsel to the Borrower that is experienced in the examination of title to oil and gas properties, (ii) shall be updated through the date of the filing of the Oil and Gas Mortgage to confirm the priority of the Lien created by the Oil and Gas Mortgage and (iii) shall opine as to such matters incident to such properties as the Lender may reasonably request including the following with respect to the Mineral Interests in the particular Oil and Gas Leases being reviewed:

          (A) The Borrower has good and marketable title to such oil and gas properties to the extent of its Mineral Interests as specified therein, free and clear of all Liens.

          (B) The Borrower is entitled to receive, after giving effect to all royalties, overriding royalties and other burdens payable out of production, a decimal share of all Hydrocarbons produced and sold from such oil and gas properties, before and after payout, not less than that set forth in the opinion.

          (C) The Borrower's operating interest in such oil and gas properties is not obligated to bear a decimal share of all costs and expenses from the operation thereof in excess of that set forth therein.

          (D) The Liens created by the Oil and Gas Mortgage are first in right and prior in time and superior to all other Liens against such Mineral Interests in such oil and gas properties.

     (t) Same Interests.  The Mineral Interests in the Mortgaged Properties
         --------------
shall not be less than the Mineral Interests for such properties furnished by the Borrower to the Lender in connection with its credit evaluation for this credit facility.

     (u) Location of Producing Wells.  The Borrower shall have delivered to the
         ---------------------------
Lender evidence satisfactory to the Lender confirming that each of the producing wells contained in the units described in each Well Certificate is located on an Oil and Gas Lease or Oil and Gas Leases (i) covered by the title opinions and
(ii) described in the exhibit to an Oil and Gas Mortgage.

     (v) Insurance.  Lender shall have received from Borrower evidence
         ---------
satisfactory to Lender as to the satisfaction of the requirements relating to insurance set forth in Section 5.1(b) of the Agreement.

     (w) Equity Interests of Borrower.  No Person other than the Persons listed
         ----------------------------
on Schedule 4.18 to the Agreement shall hold any shares of the equity of
   -------------
Borrower, or rights thereto.

     (x) Other Agreements.  All of the other Loan Documents shall be in full
         ----------------
force and effect.

     (y) Regulatory Approvals; Consents.  Lender shall have received evidence
         ------------------------------
satisfactory to Lender that all requisite regulatory approvals (including without limitation, evidence of compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), and consents of any other Person with respect to the transactions contemplated by the Agreement and the other Loan Documents have been obtained in order to consummate the transactions contemplated hereby.

     (z)  Absence of Changes.  Lender shall have received evidence satisfactory
          ------------------
to Lender including, without limitation, a certificate executed by the chief financial officer of Borrower, to such effect, that no material adverse change has occurred in the business, assets, operations, prospects or financial or other condition of Borrower since the date of the most recent Current Financial.

     (aa) Current Financials.  Lender shall have received copies of the Current
          ------------------
Financials, each certified by an appropriate executive officer of the general partner of Borrower and a letter from Borrower addressed to Borrower's independent certified public accountants, authorizing such accountants to disclose to Lender any and all financial statements and other supporting financial documents and schedules, including copies of any management letter with respect to the business, financial condition and other affairs of Borrower.

     (ab) Fees and Expenses.  Subject to Section 5.1(j), Borrower shall have
          -----------------
paid to Lender (i) all fees to be received by Lender pursuant to this Agreement or any other agreement, and (ii) an amount equal to the estimated costs and out-of-pocket expenses of Lender's counsel incurred in connection with the preparation, execution, and delivery of the Loan Documents and the consummation of the transactions contemplated thereby.

     (ac) Other Documents.  Such other agreements, documents, instruments,
          ---------------
opinions, certificates, and evidences as Lender may request.